[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm                    September 22, 1997



Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the John Hancock Disciplined Growth Fund.


You may be aware that in addition to your Fund, John Hancock Funds offers a similar growth-oriented fund, the John Hancock Growth Fund. This Fund, investing primarily in stocks of large, more established companies, has the same long-term capital appreciation investment objective as yours, while having a larger asset base.


After careful consideration, your Fund's Trustees have unanimously recommended merging your Fund into the John Hancock Growth Fund to offer you the same investment objective with lower operating expenses. This proposed merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly prior to voting.

Your Vote Makes a Difference!
No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your Fund's expense. For your convenience, we have provided a postage-paid envelope.


If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.




                                                     Sincerely,

                                                     /s/ Edward J. Boudreau, Jr.

                                                     Edward J. Boudreau, Jr.
                                                     Chairman and CEO

Q: What are the benefits of merging the Disciplined Growth Fund into the Growth Fund?


A: The Growth Fund is more widely recognized in the mutual fund marketplace than your Fund, which has made it harder for your Fund to raise assets and reduce expenses. Your Trustees firmly believe this merger will allow you to continue investing for long-term capital appreciation at a lower expense.

The Growth Fund's larger asset base after the merger, $537 million compared with Disciplined Growth Fund's $121 million, should allow for lower operating expenses than your Fund's. Following the merger, annual fees are projected to be 1.44% for Class A shareholders, down from 1.49%, and 2.14% for Class B shareholders, down from 2.19%. Expected lower expenses should help to keep more of your money invested, which often helps bolster an investment's total return over time.


Q: How does the Growth Fund's strategy compare with that of the Disciplined Growth Fund?

A: Both funds seek long-term capital appreciation through investments in stocks that the management team believes have above-average earnings growth potential. Although the Growth Fund may invest in companies of any size, it has historically invested in larger, more established companies. As you know, your Fund also typically focuses on stocks of large companies, but may also invest in stocks of medium-sized companies.

Q: How has the Growth Fund performed?


A: Although past performance does not necessarily guarantee future results, the Growth Fund has been a steady performer over its more than 28-year history. The Fund's Class A shares have posted average annual total returns of 9.04% over the past year, 19.98% over the past three years, 14.73% over the past five years and 10.78% over the past ten years at public offering price as of June 30, 1997. The Fund's Class B shares have posted an average annual total return of 8.93% over the past year, 20.44% over the past three years and 12.37% since inception on January 3, 1994.* To review the Growth Fund in greater detail, please refer to the John Hancock Growth Funds prospectus and the Growth Fund's most recent annual and semiannual reports, all of which are enclosed.


Q: How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at 9:00 A.M. on November 12, 1997 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your Fund's expense.

Q: How will the merger happen?


A: If the merger is approved, your Disciplined Growth Fund shares will be converted to Growth Fund shares, using the Funds' net asset value share prices, excluding sales charges, at the close of trading on December 5, 1997. This conversion will not affect the total dollar value of your investment.


Q: Will the merger have tax consequences?

A: Although taxable dividends and capital gains will be paid prior to the merger, the merger itself is a non-taxable event and does not need to be reported on your 1997 tax return.


*Performance figures assume all distributions are reinvested and reflect a maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge on Class B shares. The CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1% . No sales charge will be assessed after the sixth year. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                      JOHN HANCOCK DISCIPLINED GROWTH FUND
                 (a series of John Hancock Investment Trust II)
                             101 Huntington Avenue
                                Boston, MA 02199

                       NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR NOVEMBER 12, 1997

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Disciplined Growth Fund:

A meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, November 12, 1997 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Growth Fund. Under this Agreement your fund would transfer all of its assets to Growth Fund in exchange for shares of Growth Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Growth Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

2.       Any other business that may properly come before the meeting.


Shareholders of record as of the close of business on September 17, 1997 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and other shareholders.

                                             By order of the board of
                                             trustees,
                                             Susan S. Newton
                                             Secretary
September 22, 1997
350PX 9/97

                               PROXY STATEMENT OF
                      JOHN HANCOCK DISCIPLINED GROWTH FUND
                 (a series of John Hancock Investment Trust II)

                                 PROSPECTUS FOR
                         CLASS A AND CLASS B SHARES OF
                            JOHN HANCOCK GROWTH FUND
                (a series of John Hancock Investment Trust III)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock Growth Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

     o Your fund will transfer all of its assets to Growth Fund. Growth Fund will assume your fund's liabilities.

     o Growth Fund will issue Class A shares in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

     o Growth Fund will issue Class B shares in an amount equal to the value of your fund's Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

     o    The reorganization will be tax-free.

     o Your fund will be liquidated and you will end up as a share holder of Growth Fund.

Shares of Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Growth Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend that your fund's shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Investment Objectives
--------------------------------------------------------------------------------
                         Disciplined Growth                   Growth
--------------------------------------------------------------------------------
Investment          Long-term growth of            Long-term capital
objective.          capital.  Moderate income is   appreciation.  Income is not
                    a secondary objective.         an objective.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------
Prospectus of your fund and Growth Fund   In the same envelope as this proxy
dated 3/1/97.                             statement and prospectus.
                                          Incorporated by reference into this
                                          proxy statement and
                                          prospectus.
-----------------------------------------
Growth Fund's annual and semi-
annual reports to shareholders.
--------------------------------------------------------------------------------
Your fund's annual and semi- annual       On file with the Securities and
reports to shareholders.                  Exchange Commission ("SEC") and
                                          available at no charge by calling
                                          1-800-225-5291.  Incorporated by
                                          reference into this proxy statement
                                          and prospectus.
-----------------------------------------
A statement of additional
information  dated  9/22/97.  It
contains  additional information about
your fund and Growth Fund.
--------------------------------------------------------------------------------
To ask questions about this proxy         Call our toll-free telephone
statement and prospectus.                 number: 1-800-225-5291
--------------------------------------------------------------------------------
     The date of this proxy statement and prospectus is September 22, 1997.

                               TABLE OF CONTENTS

                                                                           Page

INTRODUCTION                                                                5
SUMMARY                                                                     5
INVESTMENT RISKS                                                            18
PROPOSAL TO APPROVE AGREEMENT
 AND PLAN OF REORGANIZATION                                                 20
CAPITALIZATION                                                              27
ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                                      28
BOARDS' EVALUATION AND RECOMMENDATION                                       29
VOTING RIGHTS AND REQUIRED VOTE                                             30
INFORMATION CONCERNING THE MEETING                                          30
OWNERSHIP OF SHARES OF THE FUNDS                                            33
EXPERTS                                                                     33
AVAILABLE INFORMATION                                                       33

                                    EXHIBITS

A - Agreement and Plan of Reorganization between John Hancock Disciplined Growth Fund and John Hancock Growth Fund (attached to this document).

                                  INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, November 12, 1997 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into John Hancock Growth Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about September 22, 1997.

Who is Eligible to Vote?

Shareholders of record on September 17, 1997 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully because they contain details that are not in the summary.

Comparison of Disciplined Growth Fund to Growth Fund

------------------- ------------------------------ -----------------------------
                         Disciplined Growth                   Growth
------------------- ------------------------------ -----------------------------
Business:           Your fund is a diversified     Growth Fund is a
                    series of John Hancock         diversified series of John
                    Investment Trust II. The       Hancock Investment Trust
                    trust is an open-end           III.  The trust is an open-
                    investment company organized   end investment company
                    as a                           organized as a
                    Massachusetts business         Massachusetts business
                    trust.                         trust.
------------------- ------------------------------ -----------------------------
Net assets as of    $121.0 million.                $300.1 million.
April 30, 1997:
------------------- ------------------------------ -----------------------------
Investment          The Fund's investment          The Fund's investment
adviser and         adviser is John Hancock        adviser is John Hancock
portfolio           Advisers, Inc.  John Snyder,   Advisers, Inc.  Anurag
managers:           III and Jere Estes are the     Pandit, CFA, has led Growth
                    leaders of your fund's         Fund's portfolio management
                    portfolio management team.     team since January 1, 1997.
                    Mr. Snyder is an executive     A second vice president of
                    vice president of the          the adviser, Mr. Pandit has
                    adviser and has been a team    been a member of the
                    member since July 1992.  He    management team since
                    has been an investment         joining the adviser in April
                    manager since 1971.  Mr.       1996.  Mr. Pandit has been
                    Estes has been a part of       in the investment business
                    your fund's management team    since 1984.
                    since joining John Hancock
                    in July 1992. He has been in
                    the investment business
                    since 1967.
------------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
                        Disciplined Growth                   Growth
--------------------------------------------------------------------------------
Investment        Long-term growth of capital.   Long-term capital
objective:        Moderate income is a           appreciation.  Income is not
                  secondary objective.  These    an objective.  Growth Fund's
                  objectives cannot be changed   objective cannot be changed
                  without shareholder            without shareholder approval.
                  approval.
--------------------------------------------------------------------------------
Primary           At least 65% of assets in      The Fund may invest in common
investments:      common stocks, preferred       stocks, preferred stocks,
                  stocks, warrants and           warrants and convertible debt
                  convertible debt securities    securities of companies whose
                  of established, growing        operating earnings and
                  companies that have            revenues have grown more than
                  demonstrated superior          twice as fast as the gross
                  earnings growth and            domestic product for the past
                  stability.  Your fund also     five years.  Companies
                  looks for the following        selected generally have
                  characteristics:               positive operating earnings
                  predictability of earnings, a  growth for five consecutive
                  low level of debt, seasoned    years.  However, not all
                  management and a strong        stocks in the fund's portfolio
                  market position. Many of your  meet the above standards.
                  fund's investments are in
                  medium and large
                  capitalization companies.
--------------------------------------------------------------------------------
Investments in    For liquidity and              For liquidity and flexibility,
debt              flexibility, your fund may     Growth Fund may place up to
securities:       place up to 15% of net assets  35% of net assets in cash or
                  in cash or investment grade    investment grade short term
                  short term securities.  In     securities.  In abnormal
                  abnormal market conditions,    market conditions, it may
                  it may invest up to 80% in     invest more than 35% in these
                  these securities as a          securities as a defensive
                  defensive tactic.              tactic.  In addition, Growth
                                                 Fund may  invest  up to 5% of
                                                 net   assets  in   securities
                                                 rated (or equivalent to those
                                                 rated) below  BBB/Baa.  These
                                                 securities    are   generally
                                                 known as "junk bonds."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------- ------------------------------ -----------------------------
                         Disciplined Growth                   Growth
------------------- ------------------------------ -----------------------------
Foreign             Your fund may invest up to     Growth Fund may invest up to
securities:         10% of assets in American      15% of assets in securities
                    Depository Receipts and        issued by
                    European Depository            foreign companies.
                    Receipts, but not in other
                    foreign securities.
------------------- ------------------------------------------------------------
Illiquid            Both funds may invest up to 15% of net assets in illiquid
securities:         securities.  This limitation does not apply to liquid Rule
                    144A securities, but does apply to other restricted
                    securities.
------------------- ------------------------------------------------------------
Financial futures   Both funds may, but typically do not, use financial
and related         futures, options on futures and options on securities and
options;            indices.  There are no percentage limits on the amount of
options on          fund assets that may be invested in these instruments.
securities and
indices:
------------------- ------------------------------ -----------------------------
Currency            Your fund may not enter into   Growth Fund may enter in
contracts:          currency contracts for any     currency contracts for
                    purpose.                       hedging, but not
                                                   speculative, purposes.
------------------- ------------------------------ -----------------------------
Short sales:        Your fund may not              Growth Fund may, but
                    engage in short sales.         typically does not, engage
                                                   in short sales.
------------------- ------------------------------------------------------------
When-issued and     Both funds may purchase when-issued securities and purchase
forward             or sell securities in forward commitment transactions.
commitment
transactions:
------------------- ------------------------------------------------------------
Short-term          Neither fund is subject to any limitations on short-term
trading:            trading.
------------------- ------------------------------------------------------------
Repurchase          Both funds may invest without limitation in repurchase
agreements:         agreements.
------------------- ------------------------------ -----------------------------
Securities          Your fund may lend portfolio   Growth Fund may lend
lending:            securities                     portfolio securities
                    representing up to 5% of       representing up to 33.3% of
                    assets.                        assets.
------------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
                         Disciplined Growth                   Growth
------------------- ------------------------------ -----------------------------
Borrowing and       Your fund may temp- orarily    Your fund may temp- orarily
reverse             borrow from banks or through   borrow from banks or through
repurchase          reverse repurchase             reverse repurchase
agreements:         agreements for extraordinary   agreements for extraordinary
                    or emergency purposes. These   or emergency purposes. These
                    borrowings may not exceed 5%   borrowings may not exceed
                    of net assets.                 33.3% of total assets.
------------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
--------------------------------------------------------------------------------
                         Disciplined Growth                   Growth
------------------- ------------------------------------------------------------
Class A             The   Class  A   shares   of  both   funds   have  the  same
shares:             characteristics and fee structure.
                    o    Class A shares are offered with front-end sales charges
                         ranging from 2% to 5% of each fund's offering price, depending on the amount invested.
                    o    There is no front-end  sales charge for  investments of
                         $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                    o    Investors  can combine  multiple  purchases  of Class A
                         shares to take advantage of breakpoints in the sales charge schedule.
                    o    Sales   charges  are  waived  for  the   categories  of
                         investors listed in the funds' prospectus.
                    o    Class A shares are subject to a 12b-1  distribution fee
                         equal to 0.30% annually of average net assets.
------------------- ------------------------------------------------------------

------------------- ------------------------------------------------------------
Class B             The   Class  B   shares   of  both   funds   have  the  same
shares:             characteristics and fee structure.
                    o    Class B shares are offered  without a  front-end  sales
                         charge, but are subject to a contingent deferred sales charge (CDSC) if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% depending on how long they are held. No CDSC is imposed on shares held more than six years.
                    o    CDSCs are waived for the categories of investors listed
                         in the funds' prospectus.
                    o    Class B shares are  subject to 12b-1  distribution  and
                         service fees equal to 1.00% annually of average net assets.
------------------- ------------------------------------------------------------

--------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
------------------- ------------------------------------------------------------
                              Both Disciplined Growth and Growth Funds
------------------- ------------------------------------------------------------
Buying              The procedures for buying shares of both funds are
shares:             identical.  Investors may buy shares at their public
                    offering price through a financial representative or the
                    funds' transfer agent, John Hancock Signature Services,
                    Inc.  After September 17, 1997, investors will not be
                    allowed to open new accounts in your fund but can add to
                    existing accounts.
------------------- ------------------------------------------------------------
Minimum             The funds have the same initial investment minimums, which
initial             are $1,000 for non-retirement accounts and $250 for
Investments:        retirement accounts and group investments.
------------------- ------------------------------------------------------------
Exchanging          Shareholders  of both funds may exchange their shares at net
shares:             asset  value  with no sales  charge  for  shares of the same class of any other John Hancock fund.
------------------- ------------------------------------------------------------
Selling shares:     Shareholders of both funds may sell their shares by
                    submitting  a proper  written or  telephone  request to John
                    Hancock Signature Services, Inc.
------------------- ------------------------------------------------------------
Net asset           All purchases, exchanges and sales of each fund's shares are
value:              made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the  close  of  regular  trading  on the New  York  Stock
                    Exchange, which is normally 4:00 p.m. Boston Time.
------------------- ------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show the expenses for the twelve months ended April 30, 1997, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $1,000 over the various time frames indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

DISCIPLINED GROWTH FUND

   Shareholder transaction expenses                          Class A    Class B
   Maximum sales charge imposed on purchases
   (as a percentage of offering price)                       5.00%      none
   Maximum sales charge imposed on
   reinvested dividends                                      none       none
   Maximum deferred sales charge                             none(1)    5.00%
   Redemption fee(2)                                         none       none
   Exchange fee                                              none       none


   Annual fund operating expenses                            Class A    Class B
   (as a % of average net assets)
   Management fee                                            0.75%      0.75%
   12b-1 fee(3)                                              0.30%      1.00%
   Other expenses                                            0.44%      0.44%
   Total fund operating expenses                             1.49%      2.19%

Example

Share class                           Year 1     Year 3     Year 5      Year 10
Class A shares                        $64        $95        $127        $219
Class B shares
Assuming redemption
at end of period                      $72        $99        $137        $235
Assuming no redemption                $22        $69        $117        $235

GROWTH FUND

   Shareholder transaction expenses                          Class A    Class B
   Maximum sales charge imposed on purchases
   (as a percentage of offering price)                       5.00%      none
   Maximum sales charge imposed on
   reinvested dividends                                      none       none
   Maximum deferred sales charge                             none(1)    5.00%
   Redemption fee(2)                                         none       none
   Exchange fee                                              none       none

   Annual fund operating expenses                            Class A    Class B
   (as a % of average net assets)
   Management fee                                            0.79%      0.79%
   12b-1 fee(3)                                              0.30%      1.00%
   Other expenses                                            0.36%      0.36%
   Total fund operating expenses                             1.45%      2.15%

Example
 Share class                          Year 1     Year 3     Year 5      Year 10
 Class A shares                       $64        $94        $125        $215
 Class B shares
 Assuming redemption
 at end of period                     $72        $97        $135        $231
 Assuming no redemption               $22        $67        $115        $231

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the equivalent of the maximum permitted front-end sales charge.

Pro Forma Expense Tables

The board of trustees of another John Hancock fund, John Hancock Discovery Fund, has recommended that Discovery Fund also reorganize into Growth Fund. The reorganization of your fund with Growth Fund, however, does not depend upon whether the reorganization involving Discovery Fund occurs. Your trustees do not expect the total expenses paid by Growth Fund to increase if both reorganizations do occur.

The next two expense tables show the hypothetical ("pro forma") expenses of Growth Fund assuming (1) that a reorganization with your fund, but not John

Hancock Discovery Fund, occurred on April 30, 1997 or (2) that a reorganization with both your fund and John Hancock Discovery Fund occurred on April 30, 1997. The expenses shown in both tables are based on fees and expenses incurred during the twelve months ended April 30, 1997. Growth Fund's actual expenses after the reorganization may be greater or less than those shown. The examples contained in each pro forma expense table show what you would pay on a $1,000 investment if the reorganization had occurred on April 30, 1997. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of Growth Fund's actual expenses or returns, either past or future.

GROWTH FUND (PRO FORMA)
(Assuming reorganization with Disciplined Growth Fund only)
  Shareholder transaction expenses                           Class A   Class B

  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                        5.00%     none
  Maximum sales charge imposed on
  reinvested dividends                                       none      none
  Maximum deferred sales charge                              none(1)   5.00%
  Redemption fee(2)                                          none      none
  Exchange fee                                               none      none
  Annual fund operating expenses
  (as a % of average net assets)                             Class A   Class B
  Management fee(3)                                          0.75%     0.75%
  12b-1 fee(4)                                               0.30%     1.00%
  Other expenses                                             0.37%     0.37%
  Total fund operating expenses                              1.42%     2.12%

Pro Forma Example
  Share class                          Year 1     Year 3     Year 5    Year 10
  Class A shares                       $64        $93        $124      $212
  Class B shares
  Assuming redemption
  at end of period                     $72        $96        $134      $227
  Assuming no redemption               $22        $66        $114      $227

GROWTH FUND (PRO FORMA)
(Assuming reorganization with both
Disciplined Growth Fund and Discovery Fund)
  Shareholder transaction expenses                           Class A   Class B

  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                        5.00%     none
  Maximum sales charge imposed on
  reinvested dividends                                       none      none
  Maximum deferred sales charge                              none(1)   5.00%
  Redemption fee(2)                                          none      none
  Exchange fee                                               none      none

  Annual fund operating expenses
  (as a % of average net assets)                             Class A   Class B

  Management fee(3)                                          0.75%     0.75%
  12b-1 fee(4)                                               0.30%     1.00%
  Other expenses                                             0.39%     0.39%
  Total fund operating expenses                              1.44%     2.14%

Pro Forma Example
  Share class                           Year 1     Year 3    Year 5    Year 10
  Class A shares                        $64        $93       $125      $214
  Class B shares
  Assuming redemption
  at end of period                      $72        $97       $135      $229
  Assuming no redemption                $22        $67       $115      $229

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).
(3) On September 9, 1997, the trustees of Growth Fund approved a reduction in the advisory fee rates paid by Growth Fund to take effect on the reorganization date. The pro forma management fees in the tables have been restated to reflect the lower fee rates.
(4) Because of the 12b-1 fee, long-term shareholders may pay more than the equivalent of the maximum permitted front-end sales charge.

The Reorganization

     o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on December 5, 1997, but may occur on any later date before June 1, 1998. Your fund will transfer all of its assets to Growth Fund. Growth Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

     o Growth Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Growth Fund.

     o Growth Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. These shares will immediately be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Growth Fund.

     o    After the reorganization is over, your fund will be terminated.

     o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

Other Consequences of the Reorganization. If the reorganization had occurred on April 30, 1997, Growth Fund's Class A and Class B expense ratios would have been slightly lower than your fund's current Class A and Class B expense ratios.

Your fund pays, and Growth Fund will pay after the reorganization, monthly advisory fees equal to the following annual percentage of average daily net assets:

---------------------------------------------- ---------------- ----------------
                 Fund Asset                      Disciplined
                 Breakpoints                       Growth            Growth
---------------------------------------------- ---------------- ----------------
First $500 million                                  0.75%            0.75%
---------------------------------------------- ---------------- ----------------
Next $250 million                                   0.65%            0.75%
---------------------------------------------- ---------------- ----------------
Over $750 million                                   0.65%            0.70%
---------------------------------------------- ---------------- ----------------

Thus, at asset levels of up to $500 million, the advisory fee rates paid by your fund and Growth Fund would be the same. At asset levels between $500 million and $750 million, the advisory fee rate paid by Growth Fund would be 0.10% of assets higher than would have been paid by your fund at the same asset levels. For assets over $750 million this differential would be higher by 0.05% of assets. On the other hand, your fund's historical growth pattern suggests that its asset size probably would not have increased sufficiently in the near future to qualify for the 0.65% fee rate. Combining the assets of your fund and Growth Fund will enable Growth Fund to more quickly reach the next fee reduction breakpoint.

In addition, Growth Fund's other expenses of 0.36%, as well as its pro forma other expenses, are lower than your fund's other expenses of 0.44%. Consequently, Growth Fund's annual Class A and Class B expense ratios (equal to 1.45% and 2.15%, respectively, of average net assets) are slightly lower than your fund's expense ratios (equal to 1.49% and 2.19%, respectively, of average net assets). If the reorganization had occurred on April 30, 1997, Growth Fund's pro forma Class A and Class B expense ratios (equal to 1.42% and 2.12%, respectively, of average net assets) would also have been lower than your fund's expense ratios.

The following diagram shows how the reorganization would be carried out.

  Disciplined Growth          Disciplined Growth       Growth Fund receives
Fund transfers assets &             Fund's               assets & assumes
 liabilities to Global            assets and              liabilities of
        Fund                      liabilities           Disciplined Growth
                                                               Fund




  Class A          Class B                          Issues Class   Issues Class
shareholders     shareholders                        B Shares       A Shares


                         Your fund receives Growth Fund
                               Class B shares and
              distributes them to your fund's Class B shareholders



                         Your fund receives Growth Fund
                               Class A shares and
              distributes them to your fund's Class A shareholders



    [The above was represented as a diagram illustrating the reorganization]

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

------------------- ------------------------------ -----------------------------
                         Disciplined Growth                   Growth
------------------- ------------------------------------------------------------
Stock               As with any fund that invests primarily in stocks, the
market risk         value of each fund's portfolio will change in response to
                    stock market movements.
------------------- ------------------------------------------------------------
Credit risk         The debt securities held by    The debt securities held by
                    your fund are subject to the   your fund are subject to the
                    risk that the issuer of a      risk that the issuer of a
                    security will default or       security will default or
                    otherwise fail to meet its     otherwise fail to meet its
                    obligations.                   obligations.  This risk is
                                                   greater to the extent that
                                                   Growth Fund invests in junk
                                                   bonds.
------------------- ------------------------------ -----------------------------
Interest            A rise in interest rates       A rise in interest rates
rate risk           typically causes the value     typically causes the value
                    of debt securities to fall.    of debt securities to fall.
                    A fall in interest rates       A fall in interest rates
                    typically causes the value     typically causes the value
                    of debt securities to rise.    of debt securities to rise.
                                                   Interest rate risk may be
                                                   greater to the extent that
                                                   Growth Fund invests in junk
                                                   bonds.
------------------- ------------------------------ -----------------------------

------------------- ------------------------------ -----------------------------
                         Disciplined Growth                   Growth
------------------- ------------------------------ -----------------------------
Foreign             Your fund's investments in     Growth Fund's investments in
securities and      depository receipts for        foreign securities are
currency risks      foreign securities are         subject to the risks of
                    subject to the risks of        adverse foreign government
                    adverse foreign                actions, political
                    government actions,            instability or a lack of
                    political instability or a     adequate and accurate
                    lack of adequate and           information.  Also, currency
                    accurate information.  Also,   exchange rate movements
                    currency exchange rate         could reduce gains or create
                    movements could reduce gains   losses. These risks may be
                    or create losses.              greater for direct
                                                   investments in foreign
                                                   securities and
                                                   currency contracts than for
                                                   depository receipts.
------------------- ------------------------------------------------------------
Risks of            The funds' investments in restricted and illiquid
restricted and      securities may be difficult or impossible to sell at a
illiquid            desirable time or a fair price.  Restricted and illiquid
securities          securities also present a greater risk of inaccurate
                    valuation.
------------------- ------------------------------------------------------------
Risks of            Most derivative instruments involve leverage, which
derivative          increases market risks.  Leverage magnifies gains and
instruments,        losses on derivatives relative to changes in the value of
including           underlying assets.  If a derivative is used for hedging
financial           purposes, changes in the value of the derivative may not
futures,            match those of the hedged asset. Over the counter
options on          derivatives may be illiquid or hard to value accurately.
futures,            In addition, the other party may default on its
securities and      obligations.  If markets for underlying assets do not move
index options,      in the right direction, a fund's performance may be worse
                    than if it had not used derivatives.
------------------- ------------------------------ -----------------------------
Risks of            Since your fund may not        Since Growth Fund may enter
currency            enter into currency contracts  into currency contracts
contracts and       or short sales, it is not      or short sales, it is exposed
short sales         exposed to the risks of those  to the risks of those
                    transactions.                  transactions.
------------------- ------------------------------ -----------------------------

                       PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

     o The reorganization is scheduled to occur at 5:00 p.m., Boston time, on December 5, 1997, but may occur on any later date before June 1, 1998. Your fund will transfer all of its assets to Growth Fund and Growth Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Growth Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

     o Growth Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Growth Fund.

     o Growth Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Growth Fund.

     o After the reorganization is over, the existence of your fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Growth Fund is more widely recognized in the broker community as John Hancock's primary U.S. equity fund, making it increasingly difficult to attract assets to your fund.

Second, that shareholders may be better served by a fund offering greater diversification. To the extent that combining the funds' assets into a single portfolio creates a larger asset base, Growth Fund's investment portfolio can achieve greater diversification after the reorganization than is currently possible for either fund. Greater diversification is expected to benefit the shareholders of both funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

Third, that Growth Fund's total expenses are lower than your fund's total expenses. As a result of the reorganization, shareholders of your fund should experience a reduction in the total amount of fees that they indirectly pay each month. A combined fund offers economies of scale that is expected to lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fourth, that the Growth Fund shares received in the reorganization will provide you with a similar investment at a comparable or lower level of risk. The board of trustees also considered the performance history of each fund.

The board of trustees of Growth Fund considered that the reorganization presents an excellent opportunity for Growth Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. This opportunity provides an economic benefit to Growth Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser and the funds' distributor, John Hancock Funds, Inc., will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit.

Comparative Fees and Expense Ratios. As discussed above in the Summary, at asset levels of up to $500 million, the advisory fee rates paid by your fund and Growth Fund would be the same. At asset levels between $500 million and $750 million, the advisory fee rate paid by Growth Fund would be 0.10% of assets higher than would have been paid by your fund at the same asset levels. For assets over $750 million this differential would be higher by 0.05% of assets. On the other hand, your fund's historical growth pattern suggests that its asset size probably would not have increased sufficiently in the near future to qualify for the 0.65% fee rate. Combining the assets of your fund and Growth Fund will enable Growth Fund to more quickly reach the next fee reduction breakpoint.

In addition, Growth Fund's other expenses of 0.36%, as well as its pro forma other expenses, are lower than your fund's other expenses of 0.44%. Consequently, Growth Fund's annual Class A and Class B expense ratios (equal to 1.45% and 2.15%, respectively, of average net assets) are slightly lower than your fund's expense ratios (equal to 1.49% and 2.19%, respectively, of average net assets). If the reorganization had occurred on April 30, 1997, Growth Fund's pro forma Class A and Class B expense ratios (equal to 1.42% and 2.12%, respectively, of average net assets) would also have been lower than your fund's expense ratios.

In approving the reorganization, the trustees concluded that Growth Fund's advisory fee rates, although higher at certain asset levels, are reasonable. They also believed that these higher advisory fee rates would be more than offset by the lower overall expense ratios likely to be achieved by Growth Fund after the reorganization.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Growth Fund. As shown in the table below, your fund has had better performance for some periods while Growth Fund has had better performance for other periods.

-------------------------------- ------------------------ ----------------------
        Average Annual
         Total Return              Disciplined Growth             Growth
   (without including sales
           charges)
                                 ----------- ------------ ----------- ----------
                                 Class A     Class B      Class A     Class B
-------------------------------- ----------- ------------ ----------- ----------
1 year ended 4/30/97               14.66%      13.87%       4.89%        4.21%
-------------------------------- ----------- ------------ ----------- ----------
3 years ended 4/30/97              14.17%      13.42%       15.30%      14.45%
-------------------------------- ----------- ------------ ----------- ----------
5 years ended 4/30/97              11.53%      10.85%       13.19%      10.35%*
-------------------------------- ----------- ------------ ----------- ----------
10 years ended 4/30/97            10.38%*       8.97%       10.73%        N/A
-------------------------------- ----------- ------------ ----------- ----------

*Since inception.

Although your fund achieved a higher one year total return than Growth Fund, Growth Fund's performance has been better than that of your fund for most of the other periods reported.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of your fund and Growth Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Rule 12b-1 Plans will be reimbursable expenses under Growth Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Growth Fund's Rule 12b-1 Plans (0.30% and 1.00% of average daily net assets attributable to Class A shares and Class B shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of both classes of your fund and Growth Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

--------------------------------- ------------------------ ---------------------
          Unreimbursed
  Distribution and Shareholder       Disciplined Growth             Growth
        Service Expenses
                                  ----------- ------------ ---------- ----------
                                  Class A     Class B      Class A    Class B
--------------------------------- ----------- ------------ ---------- ----------
Actual expenses as of              $62,400     $3,945,091   $287,922    $199,391
April 30, 1997                      0.20%         4.38%       0.11%      0.69%
--------------------------------- ----------- ------------ ---------- ----------
Pro forma combined expenses as                              $350,322  $4,144,482
of April 30, 1997                                             0.12%      3.48%
--------------------------------- ------------------------ ---------- ----------

Thus, if the reorganization had taken place on April 30, 1997, the pro forma combined unreimbursed expenses of Growth Fund's Class A and Class B shares would have been higher than if no reorganization had occurred. Nevertheless, Growth Fund's assumption of your fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Growth Fund's Rule 12b-1 Plans. These payments will continue to be 0.30% and 1.00% of average daily net assets attributable to Class A and Class B shares, respectively.

John Hancock Funds, Inc. hopes to recover unreimbursed distribution and shareholder service expenses for Class B shares over an extended period of time. However, if Growth Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

     o The reorganization described above will be a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of

          1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

     o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Growth Fund as described above or (2) the distribution by your fund of Growth Fund shares to your fund's shareholders;

     o No gain or loss will be recognized by Growth Fund upon the receipt of your fund's assets solely in exchange for the issuance of Growth Fund shares and the assumption of all of your fund's liabilities by Growth Fund;

     o The basis of the assets of your fund acquired by Growth Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

     o The tax holding period of the assets of your fund in the hands of Growth Fund will include your fund's tax holding period for those assets;

     o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Growth Fund shares as part of the reorganization;

     o The basis of Growth Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

     o The tax holding period of the Growth Fund shares received by you will include the tax holding period of your fund's shares surrendered in the exchange, provided that the shares of your fund were held as capital assets on the reorganization date.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. Shareholders of your fund whose shares are represented by one or more share certificates should, before the reorganization date, either surrender their certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Growth Fund shares. Shareholders may not redeem or transfer Growth Fund shares received in the reorganization until they have surrendered their Disciplined Growth Fund share certificates or delivered an Affidavit. Growth Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Growth Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Growth Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by- laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of either your fund or Growth Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Growth Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $128,763 in total.

                                 CAPITALIZATION

         The following table sets forth the capitalization of each fund as of April 30, 1997, and the pro forma combined capitalization of both funds as if the reorganization had occurred on such date. The table reflects pro forma exchange ratios of approximately 0.7111 Class A Growth Fund shares being issued for each Class A share of your fund and approximately 0.7157 Class B Growth Fund shares being issued for each Class B share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in the market value of the portfolio securities of both Growth Fund and your fund between April 30, 1997 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Growth Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Growth Fund and your fund during the same period.

                                 APRIL 30, 1997

                    Disciplined
                      Growth           Growth        Pro Forma1      Pro Forma2

Net Assets         $120,989,102     $300,133,842    $421,122,944    $536,974,516
Net Asset Value
Per Share
  Class A          $      14.87     $      20.92    $      20.92    $      20.92
  Class B          $      14.60     $      20.41    $      20.41    $      20.41
Shares
Outstanding
  Class A             2,079,053       12,958,944      14,437,273      16,307,386
  Class B             6,167,167        1,423,285       5,836,862       9,597,037

1 Assuming the reorganization of Discovery Fund into Growth Fund does not occur. If the reorganization of your fund only had taken place on April 30, 1997, your fund would have received 1,478,329 Class A shares and 4,413,577 Class B shares of Growth Fund, which would have been available for distribution to the shareholders of your fund.

2 Assuming the reorganization of Discovery Fund into Growth Fund occurs. If both reorganizations had taken place on April 30, 1997, your fund would have received 1,478,329 Class A shares and 4,413,577 Class B shares of Growth Fund, which would have been available for distribution to the shareholders of your fund.

It is impossible to predict how many Class A shares and Class B shares of Growth Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Growth Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in the funds' combined prospectus you can find additional information about the business of each fund.

---------------------------- ---------------------------------------------------
    Type of Information                Headings in Combined Prospectus
---------------------------- ---------------------------------------------------
                                Disciplined Growth               Growth
                             -------------------------- ------------------------
Organization                 Fund Details: Business Structure: How the Funds
and operation                are Organized
---------------------------- -------------------------- ------------------------
Investment objective and     Disciplined Growth Fund:   Growth Fund: Goal and
policies                     Goal and Strategy,         Strategy, Portfolio
                             Portfolio Securities,      Securities, Risk
                             Risk                       Factors; Fund
                             Factors; Fund              Details: Business
                             Details: Business          Structure: Portfolio
                             Structure: Portfolio       Trades, Investment
                             Trades, Investment         Goals, Diversification;
                             Goals, Diversification;    More About Risk
                             More About Risk
---------------------------- -------------------------- ------------------------
Portfolio                    Disciplined Growth Fund:   Growth Fund:
management                   Portfolio                  Portfolio Management
                             Management
---------------------------- ---------------------------------------------------
Investment adviser and       Overview: The Management Firm; Fund Details:
distributor                  Business Structure: How the Funds are Organized,
                             Sales Compensation
---------------------------- -------------------------- ------------------------
Expenses                     Disciplined Growth Fund:   Growth Fund: Investor
                             Investor                   Expenses
                             Expenses
---------------------------- -------------------------- ------------------------
Custodian and                Fund Details: Business     Fund Details: Business
transfer agent               Structure: How the Funds   Structure: How the
                             are Organized              Funds are Organized
---------------------------- ---------------------------------------------------
Shares of beneficial         Your Account: Choosing a Share Class
interest
---------------------------- ---------------------------------------------------

---------------------------- ---------------------------------------------------
    Type of Information                Headings in Combined Prospectus

---------------------------- -------------------------- ------------------------
                                Disciplined Growth               Growth
---------------------------- -------------------------- ------------------------
Purchase of shares           Your Account: Choosing a Share Class, Sales Charge
                             Reductions and Waivers, Opening an Account, Buying
                             Shares; Transaction Policies; Additional Investor
                             Services
---------------------------- ---------------------------------------------------
Redemption                   Your Account: Selling Shares; Transaction
or sale of shares            Policies; Additional Investor Services, Systematic
                             Withdrawal Plan
---------------------------- ---------------------------------------------------
Dividends,                   Dividends and Account Policies
distributions and taxes
---------------------------- ---------------------------------------------------


                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or the adviser
("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Growth Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Growth Fund and that the interests of Growth Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
                  The trustees of your fund recommend that the
               shareholders of your fund vote for the proposal to
               approve the agreement and plan of reorganization.
--------------------------------------------------------------------------------

                        VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $3,000.

Revoking Proxies

A Disciplined Growth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, Massachusetts 02217-1000, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


As of September 17, 1997, 2,113,919 Class A shares and 5,927,418 Class B shares of beneficial interest of your fund were outstanding. Only shareholders of record on September 17, 1997 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

OWNERSHIP OF SHARES OF THE FUNDS


To the knowledge of the fund, as of August 29, 1997, no persons owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of your fund or Class A shares of Growth Fund. The following persons owned of record beneficially 5% or more of the outstanding Class B shares of the Growth Fund:
Continental Trust Co. Cust, C/F County Employee's Annuity & Ben Fund of Cook County IL, 209 W Jackson St, Chicago, IL

As of August 29, 1997, the trustees and officers of your fund and Growth Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.


                                    EXPERTS

The financial statements and the financial highlights of Disciplined Growth Fund and Growth Fund, each as of October 31, 1996 and for the period then ended, are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights have been independently audited by Price Waterhouse LLP and Ernst & Young LLP, respectively, as stated in their reports appearing in the statement of additional information. These financial statements and highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.


                             AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 22nd day of September, 1997, by and between John Hancock Growth Fund (the "Acquiring Fund"), a series of John Hancock Investment Trust III, a Massachusetts business trust (the "Trust II"), and John Hancock Disciplined Growth Fund (the "Acquired Fund"), a series of John Hancock Investment Trust II, a Massachusetts business trust (the "Trust") each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A and Class B shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A and/or Class B shares of beneficial interest of the Acquired Fund, as of the close of business on December 5, 1997 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Investors Bank & Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares and Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Trust, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

2.   VALUATION

2.1 The net asset values of the Class A and Class B Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A and Class B Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be December 5, 1997 or such other date on or before June 30, 1998 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust II and the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 1998, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

     (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b)  The  Trust  is  a  registered   investment  company  classified  as  a
          management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust;

     (c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

     (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

     (f) The unaudited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of April 30, 1997 and the related statement of operations for the six months then ended, and the statement of changes in net assets for the year ended October 31, 1996, and the six months ended April 30, 1997 (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of April 30, 1997 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

     (g) Since April 30, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

     (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the

          Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

     (i) Each of the Acquired Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

     (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

     (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

     (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (o)  No  consent,  approval,   authorization  or  order  of  any  court  or
          governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

     (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

     (q) The prospectus of the Acquired Fund, dated March 1, 1997 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust II on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

     (a) The Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust II nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust II;

     (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated March 1, 1997, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration

          Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) At the Closing Date, the Trust II on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

     (e) The Trust II and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provisions of the Trust II's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquiring Fund is a party or by which the Trust II or the Acquiring Fund is bound;

     (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

     (g) The unaudited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of April 30, 1997 and the related statement of operations for the six months then ended, and the statement of changes in net assets for the year ended December 31, 1995, and the period from January 1, 1996 to October 31, 1996, and the six months ended April 30, 1997 (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of April 30, 1997 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

     (h) Since April 30, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust II on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

     (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

     (j) The authorized capital of the Trust II consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

     (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust II;

     (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust on behalf of the Acquired Fund and the Trust II on behalf of Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust II on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust on behalf of the Acquired Fund shall furnish to the Trust II on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust II on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS  PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
     FUND

The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust II on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust II on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust II's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust II on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust II on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Trust, in form and substance satisfactory to the Trust II on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TRUST II

The obligations hereunder of the Trust II on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust II on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust or the Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust on behalf of the Acquired Fund and the Trust II on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

     (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

     (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

     (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

     (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

     (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

     (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

     (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust II and the Trust agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Trust nor the Trust II may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust II, on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

     (d) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust II, the Acquiring Fund, the Trust, or the Acquired Fund, or the Trustees or officers of the Trust II or the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J.
Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund, respectively, under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

     JOHN HANCOCK INVESTMENT TRUST III on behalf of
     JOHN HANCOCK GROWTH FUND



     By: /s/ Anne C. Hodsdon
     -----------------------------------------
                 Anne C. Hodsdon
                    President




     JOHN HANCOCK INVESTMENT TRUST II on behalf of
     JOHN HANCOCK DISCIPLINED GROWTH FUND



     By: /s/ Susan S. Newton
     ------------------------------------------
                   Susan S. Newton
            Vice President and Secretary




                                                                      350PX 9/97
                                      A-18

                                        JOHN HANCOCK

                                        Growth
                                        Funds

                                        [GRAPHIC]

--------------------------------------------------------------------------------
Prospectus                              Disciplined Growth Fund
March 1, 1997*
                                        Discovery Fund
This prospectus gives vital
information about these funds. For      Emerging Growth Fund
your own benefit and protection,
please read it before you invest,       Financial Industries Fund
and keep it on hand for future
reference.                              Growth Fund

Please note that these funds:           Regional Bank Fund
o     are not bank deposits
o     are not federally insured         Special Equities Fund
o     are not endorsed by any bank
      or government agency              Special Opportunities Fund
o     are not guaranteed to achieve
      their goal(s)

Like all mutual fund shares, these
securities have not been approved
or disapproved by the Securities
and Exchange Commission or any
state securities commission, nor
has the Securities and Exchange
Commission or any state securities
commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a
criminal offense.

*Revised August 5, 1997

                  [LOGO] JOHN HANCOCK FUNDS
                         A Global Investment Management Firm

                         101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents
--------------------------------------------------------------------------------

A fund-by-fund look at        Disciplined Growth Fund                          4
goals, strategies, risks,
expenses and financial        Discovery Fund                                   6
history.
                              Emerging Growth Fund                             8

                              Financial Industries Fund                       10

                              Growth Fund                                     12

                              Regional Bank Fund                              14

                              Special Equities Fund                           16

                              Special Opportunities Fund                      18

Policies and instructions     Your account
for opening, maintaining      Choosing a share class                          20
and closing an account in     How sales charges are calculated                20
any growth fund.              Sales charge reductions and waivers             21
                              Opening an account                              21
                              Buying shares                                   22
                              Selling shares                                  23
                              Transaction policies                            25
                              Dividends and account policies                  25
                              Additional investor services                    26

Details that apply to the     Fund details
growth funds as a group.      Business structure                              27
                              Sales compensation                              28
                              More about risk                                 30

                              For more information                    back cover

Overview

--------------------------------------------------------------------------------

GOAL OF THE GROWTH FUNDS

John Hancock growth funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o   have longer time horizons
o are willing to accept higher short-term risk along with higher potential long-term returns
o   want to diversify their portfolios
o   are seeking funds for the growth portion of an asset allocation portfolio
o are investing for retirement or other goals that are many years in the future

Growth funds may NOT be appropriate if you:

o   are investing with a shorter time horizon in mind
o   are uncomfortable with an investment that will go up and down in value

THE MANAGEMENT FIRM

All John Hancock growth funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $22 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip art] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clip art] Risk factors The major risk factors associated with the fund.

[Clip art] Portfolio management The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[Clip art] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clip art] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

Disciplined Growth Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II
                                 TICKER SYMBOL   CLASS A: SVAAX   CLASS B: FEQVX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests in established, growing companies that have demonstrated superior earnings growth and stability. Under normal circumstances, the fund invests at least 65% of assets in these companies, without concentration in any one industry. The fund also looks for the following characteristics:

o  predictability of earnings
o  a low level of debt
o  seasoned management
o  a strong market position

Many of the fund's investments are in medium or large capitalization companies. The fund invests for income as a secondary goal.

PORTFOLIO SECURITIES

[Clip art] The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[Clip art] John F. Snyder III and Jere E. Estes are the leaders of the fund's portfolio management team. Mr. Snyder is an executive vice president of the adviser and has been a team member since July 1992. He has been an investment manager since 1971. Mr. Estes has been a part of the fund's management team since joining John Hancock in July 1992. He has been in the investment business since 1967.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)              5.00%       none
Maximum sales charge imposed on
reinvested dividends                             none        none
Maximum deferred sales charge                    none(1)     5.00%
Redemption fee(2)                                none        none
Exchange fee                                     none        none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                   0.75%       0.75%
12b-1 fee(3)                                     0.30%       1.00%
Other expenses                                   0.43%       0.43%
Total fund operating expenses                    1.48%       2.18%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                    Year 1      Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares                   $64         $94        $127        $218
Class B shares
  Assuming redemption
  at end of period               $72         $98        $137        $234
  Assuming no redemption         $22         $68        $117        $234

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4 DISCIPLINED GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

[The table below was represented as a bar graph in the printed material.]

(16.44)(4)  26.69  14.27  (16.46) 30.21  7.22   12.34  0.78   11.51  21.89
 10/87(1)   10/88  10/89  10/90   10/91  10/92  10/93  10/94  10/95  10/96

-----------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                          10/92(1)     10/93      10/94    10/95        10/96
-----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $12.81      $10.99      $12.39   $12.02      $12.77
Net investment income (loss)                                       0.06(2)     0.08(2)     0.10     0.08(2)     0.07(2)
Net realized and unrealized gain (loss) on investments            (0.06)       1.34        0.07     1.29        2.82
Total from investment operations                                   0.00        1.42        0.17     1.37        2.89
Less distributions:
  Dividends from net investment income                            (0.07)      (0.02)      (0.10)   (0.10)         --
  Distributions from net realized gain on investments sold        (1.74)         --       (0.44)   (0.52)      (0.10)
  Distributions from capital paid-in                              (0.01)         --          --       --          --
  Total distributions                                             (1.82)      (0.02)      (0.54)   (0.62)      (0.10)
Net asset value, end of period                                   $10.99      $12.39      $12.02   $12.77      $15.56
Total investment return at net asset value(3) (%)                  0.19(4)    12.97        1.35    12.21       22.78
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      1,771      23,372      23,292   27,692      28,760
Ratio of expenses to average net assets (%)                        1.73(5)     1.60        1.53     1.46        1.47
Ratio of net investment income (loss) to average net assets (%)    0.62(5)     0.64        0.83     0.69        0.46
Portfolio turnover rate (%)                                         246          71          60       65          78
Average brokerage commission rate(6) ($)                            N/A         N/A         N/A      N/A      0.0698

-------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           10/87(1)      10/88       10/89    10/90    10/91    10/92
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $10.00         $8.34      $10.29   $11.52    $9.22   $11.71
Net investment income (loss)                                       0.06          0.13        0.19     0.18     0.07     0.01(2)
Net realized and unrealized gain (loss) on investments            (1.70)         2.05        1.25    (2.00)    2.67     1.05
Total from investment operations                                  (1.64)         2.18        1.44    (1.82)    2.74     1.06
Less distributions:
  Dividends from net investment income                            (0.02)        (0.09)      (0.12)   (0.20)   (0.20)   (0.03)
  Distributions from net realized gain on investments sold           --         (0.14)      (0.09)   (0.28)   (0.05)   (1.76)
  Distributions from capital paid-in                                 --            --          --       --       --    (0.01)
  Total distributions                                             (0.02)        (0.23)      (0.21)   (0.48)   (0.25)   (1.80)
Net asset value, end of period                                    $8.34        $10.29      $11.52    $9.22   $11.71   $10.97
Total investment return at net asset value(3) (%)                (16.44)(4)     26.69       14.27   (16.46)   30.21     7.22
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     14,016        14,927      23,813   17,714   21,826   23,525
Ratio of expenses to average net assets (%)                        2.56(5,7)     2.61(7)     2.30     2.13     2.24     2.27
Ratio of net investment income (loss) to average net assets (%)    0.93(5,7)     1.46(7)     1.75     1.64     0.66     0.10
Portfolio turnover rate (%)                                          40(5)         54          94      165      217      246
Average brokerage commission rate(6) ($)                            N/A           N/A         N/A      N/A      N/A      N/A

------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           10/93       10/94    10/95       10/96
------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $10.97      $12.31   $11.95      $12.69
Net investment income (loss)                                       0.02(2)     0.03     0.01(2)    (0.03)(2)
Net realized and unrealized gain (loss) on investments             1.33        0.07     1.28        2.79
Total from investment operations                                   1.35        0.10     1.29        2.76
Less distributions:
  Dividends from net investment income                            (0.01)      (0.02)   (0.03)         --
  Distributions from net realized gain on investments sold           --       (0.44)   (0.52)      (0.10)
  Distributions from capital paid-in                                 --          --       --          --
  Total distributions                                             (0.01)      (0.46)   (0.55)      (0.10)
Net asset value, end of period                                   $12.31      $11.95   $12.69      $15.35
Total investment return at net asset value(3) (%)                 12.34        0.78    11.51       21.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     93,853      94,431   86,178      92,555
Ratio of expenses to average net assets (%)                        2.09        2.10     2.11        2.17
Ratio of net investment income (loss) to average net assets (%)    0.17        0.25     0.06       (0.24)
Portfolio turnover rate (%)                                          71          60       65          78
Average brokerage commission rate(6) ($)                            N/A         N/A      N/A      0.0698

(1) Class A and Class B shares commenced operations on January 3, 1992 and April 22, 1987, respectively.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Net of advisory expense reimbursements per share of $0.01 for the fiscal year ended October 31, 1988 and less than $0.01 for the fiscal year ended October 31, 1987.


                                                       DISCIPLINED GROWTH FUND 5

Discovery Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST IV
                                 TICKER SYMBOL   CLASS A: FRDAX   CLASS B: FRDIX
--------------------------------------------------------------------------------
GOAL AND STRATEGY

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in companies that appear to offer superior growth prospects. Under normal circumstances, the fund invests at least 65% of assets in these companies. The fund looks for companies, including small- and medium-sized companies, that have broad market opportunities and consistent or accelerating earnings growth. These companies may:

o   occupy a profitable market niche
o   have products or technologies that are new, unique or proprietary
o   be in an industry that has a favorable long-term growth outlook
o   have a capable management team with a significant equity stake

These companies may be in a relatively early stage of development, but will usually have established a record of profitability and a strong financial position. The fund does not invest for income.

PORTFOLIO SECURITIES

[Clip art] The fund invests primarily in common stocks of U.S. companies and may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may invest up to 25% of assets in foreign securities, which carry additional risks. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in small- and medium-sized company stocks, foreign securities and other higher-risk securities, it takes on additional risks that could adversely affect its performance. The fund may experience higher volatility than many other types of growth funds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[Clip art] Bernice S. Behar, CFA, leader of the fund's portfolio management team since March 1994, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

INVESTOR EXPENSES

[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)              5.00%       none
Maximum sales charge imposed on
reinvested dividends                             none        none
Maximum deferred sales charge                    none(1)     5.00%
Redemption fee(2)                                none        none
Exchange fee                                     none        none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                   0.75%       0.75%
12b-1 fee(3)                                     0.30%       1.00%
Other expenses                                   0.61%       0.61%
Total fund operating expenses                    1.66%       2.36%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                    Year 1      Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares                   $66        $100        $136        $237
Class B shares
 Assuming redemption
 at end of period                $74        $104        $146        $252
 Assuming no redemption          $24         $74        $126        $252

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6 DISCOVERY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip art] The figures below for each of the five periods ended July 1993 to October 1996 have been audited by the fund's independent auditors, Ernst & Young LLP. Figures for the period ended July 1992 were audited by other independent auditors.

Volatility, as indicated by Class B
year-by-year total investment return (%)
(scale varies from fund to fund)

[The table below was represented as a bar graph in the printed material.]

   7/92(1,2)     7/93     7/94     7/95     7/96  10/96(3)
    10.88(6)    21.63   (7.18)    54.97    16.85   6.69(6)

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                         7/92(1,2)     7/93     7/94       7/95        7/96       10/96(3)
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $9.40       $8.95   $10.81       $8.56      $12.95      $15.09
Net investment income (loss)                                     (0.05)      (0.16)   (0.16)(4)   (0.17)(4)   (0.19)(4)   (0.05)(4)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                (0.40)       2.15    (0.43)       4.83        2.46        1.09
Total from investment operations                                 (0.45)       1.99    (0.59)       4.66        2.27        1.04
Less distributions:
  Distributions from net realized gain on investments sold          --       (0.13)   (1.66)      (0.27)      (0.13)         --
Net asset value, end of period                                   $8.95      $10.81    $8.56      $12.95      $15.09      $16.13
Total investment return at net asset value(5)(%)                 (4.79)(6)   22.33    (6.45)      55.80       17.72        6.89(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     3,866       4,692    3,226       5,075      32,009      52,479
Ratio of expenses to average net assets (%)                       1.78(7)     2.17     2.01        2.10        1.72        1.65(7)
Ratio of net investment income (loss) to average net assets (%)  (1.20)(7)   (1.61)   (1.64)      (1.73)      (1.26)      (1.20)(7)
Portfolio turnover rate (%)                                        138         148      108         118         116          45
Average brokerage commission rate(8)($)                            N/A         N/A      N/A         N/A         N/A      0.0628

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                          7/92(1,2)     7/93     7/94       7/95        7/96       10/96(3)
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $8.00       $8.87   $10.65       $8.34      $12.54      $14.50
Net investment income (loss)                                     (0.11)      (0.23)   (0.22)(4)   (0.22)(4)   (0.27)(4)   (0.08)(4)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                 0.98        2.14    (0.43)       4.69        2.36        1.05
Total from investment operations                                  0.87        1.91    (0.65)       4.47        2.09        0.97
Less distributions:
  Distributions from net realized gain on investments sold          --       (0.13)   (1.66)      (0.27)      (0.13)         --
Net asset value, end of period                                   $8.87      $10.65    $8.34      $12.54      $14.50      $15.47
Total investment return at net asset value(5) (%)                10.88(6)    21.63    (7.18)      54.97       16.85        6.69(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    34,636      38,672   26,537      31,645      68,591      96,042
Ratio of expenses to average net assets (%)                       2.56(7)     2.86     2.62        2.70        2.42        2.37(7)
Ratio of net investment income (loss) to average net assets (%)  (1.56)(7)   (2.26)   (2.24)      (2.34)      (1.96)      (1.93)(7)
Portfolio turnover rate (%)                                        138         148      108         118         116          45
Average brokerage commission rate(8) ($)                           N/A         N/A      N/A         N/A         N/A      0.0628

(1) Class A and Class B shares commenced operations on January 3, 1992 and August 30, 1991, respectively.
(2)   Covered by report of other independent auditors (not included herein).
(3) Effective October 31, 1996, the fiscal year end changed from July 31 to October 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                                DISCOVERY FUND 7

--------------------------------------------------------------------------------
Emerging Growth Fund

REGISTRANT NAME: JOHN HANCOCK SERIES TRUST
                                     TICKER SYMBOL CLASS A: TAEMX CLASS B: TSEGX
--------------------------------------------------------------------------------
GOAL AND STRATEGY

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in emerging companies (market capitalization of less than $1 billion). Under normal circumstances, the fund invests at least 80% of assets in a diversified portfolio of these companies. The fund looks for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings. The fund does not invest for income.

PORTFOLIO SECURITIES

[Clip art] The fund invests primarily in the common stocks of U.S. and foreign emerging growth companies, although it may invest up to 20% of assets in other types of companies. The fund may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 20% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of emerging growth companies carry higher risks than stocks of larger companies. This is because emerging growth companies:

o   may be in the early stages of development
o   may be dependent on a small number of products or services
o   may lack substantial capital reserves
o   do not have proven track records

In addition, stocks of emerging companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[Clip art] Bernice S. Behar, CFA, leader of the fund's portfolio management team since April 1996, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

INVESTOR EXPENSES

[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)              5.00%       none
Maximum sales charge imposed on
reinvested dividends                             none        none
Maximum deferred sales charge                    none(1)     5.00%
Redemption fee(2)                                none        none
Exchange fee                                     none        none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                   0.75%       0.75%
12b-1 fee(3)                                     0.25%       1.00%
Other expenses                                   0.32%       0.32%
Total fund operating expenses                    1.32%       2.07%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                     Year 1      Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares                   $63         $90        $119        $201
Class B shares
 Assuming redemption
 at end of period                $71         $95        $131        $221
 Assuming no redemption          $21         $65        $111        $221

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


8 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

   [The table below was represented as a bar graph in the printed material.]

10/87(1) 10/88   10/89    10/90  10/91(1)  10/92  10/93  10/94   10/95(2) 10/96
0.00     33.59   27.40  (11.82)  73.78     6.19   24.53  2.80    33.60    12.48

---------------------------------------------------------------------------------------------------------------------------------
Class A  period ended:                                         10/91(1)      10/92    10/93      10/94       10/95(2)    10/96
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $18.12      $19.26   $20.60      $25.89      $26.82      $36.09
Net investment income (loss)(3)                                  (0.03)      (0.20)   (0.16)      (0.18)      (0.25)      (0.34)
Net realized and unrealized gain (loss) on investments            1.17        1.60     5.45        1.11        9.52        5.13
Total from investment operations                                  1.14        1.40     5.29        0.93        9.27        4.79
Less distributions:
  Distributions from net realized gain on investments sold          --       (0.06)      --          --          --          --
Net asset value, end of period                                  $19.26      $20.60   $25.89      $26.82      $36.09      $40.88
Total investment return at net asset value(4) (%)                 6.29        7.32    25.68        3.59       34.56       13.27
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    38,859      46,137   81,263      131,053     179,481     218,497
Ratio of expenses to average net assets (%)                       0.33        1.67     1.40        1.44        1.38        1.32
Ratio of net investment income (loss) to average net assets (%)  (0.15)      (1.03)   (0.70)      (0.71)      (0.83)      (0.86)
Portfolio turnover rate (%)                                         66          48       29          25          23          44
Average brokerage commission rate(5) ($)                           N/A         N/A      N/A         N/A         N/A      0.0669

-----------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                          10/87(1)       10/88       10/89    10/90    10/91    10/92
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $7.89         $7.89      $10.54   $12.76   $11.06   $19.22
Net investment income (loss)(3)                                 (0.0021)         0.09       (0.08)   (0.22)   (0.30)   (0.38)
Net realized and unrealized gain (loss) on investments           0.0021          2.56        2.83    (1.26)    8.46     1.56
Total from investment operations                                 0.0000          2.65        2.75    (1.48)    8.16     1.18
Less distributions:
 Dividends from net investment income                                --            --       (0.04)      --       --       --
 Distributions from net realized gain on investments sold            --            --       (0.49)   (0.22)      --    (0.06)
 Total distributions                                                 --            --       (0.53)   (0.22)      --    (0.06)
Net asset value, end of period                                    $7.89        $10.54      $12.76   $11.06   $19.22   $20.34
Total investment return at net asset value(4) (%)                  0.00         33.59       27.40   (11.82)   73.78     6.19
Total adjusted investment return at net asset value(4,6) (%)      (0.41)        31.00       27.37       --       --       --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         79         3,232       7,877   11,668   52,743   86,923
Ratio of expenses to average net assets (%)                        0.03          3.05        3.48     3.11     2.85     2.64
Ratio of adjusted expenses to average net assets(7) (%)            0.44          5.64        3.51       --       --       --
Ratio of net investment income (loss) to average net assets (%)   (0.03)         0.81       (0.67)   (1.64)   (1.83)   (1.99)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                         (0.44)        (1.78)      (0.70)      --       --       --
Portfolio turnover rate (%)                                           0           252          90       82       66       48
Fee reduction per share ($)                                        0.03          0.29       0.004       --       --       --
Average brokerage commission rate(5) ($)                            N/A           N/A         N/A      N/A      N/A      N/A

--------------------------------------------------------------------------------------------------------
Class B - period ended:                                           10/93       10/94   10/95(2)    10/96
--------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $20.34      $25.33   $26.04      $34.79
Net investment income (loss)(3)                                   (0.36)      (0.36)   (0.45)      (0.60)
Net realized and unrealized gain (loss) on investments             5.35        1.07     9.20        4.94
Total from investment operations                                   4.99        0.71     8.75        4.34
Less distributions:
 Dividends from net investment income                                --          --       --          --
 Distributions from net realized gain on investments sold            --          --       --          --
 Total distributions                                                 --          --       --          --
Net asset value, end of period                                   $25.33      $26.04   $34.79      $39.13
Total investment return at net asset value(4) (%)                 24.53        2.80    33.60       12.48
Total adjusted investment return at net asset value(4,6) (%)         --          --       --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     219,484     283,435  393,478     451,268
Ratio of expenses to average net assets (%)                        2.28        2.19     2.11        2.05
Ratio of adjusted expenses to average net assets(7) (%)              --          --       --          --
Ratio of net investment income (loss) to average net assets (%)   (1.58)      (1.46)   (1.55)      (1.59)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                            --          --       --          --
Portfolio turnover rate (%)                                          29          25       23          44
Fee reduction per share ($)                                          --          --       --          --
Average brokerage commission rate(5) ($)                            N/A         N/A      N/A      0.0669

(1) Class A shares and Class B shares commenced operations on August 22, 1991 and October 26, 1987, respectively. (Not annualized.)
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Unreimbursed, without fee reduction.


                                                          EMERGING GROWTH FUND 9

Financial Industries Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II
                                 TICKER SYMBOL   CLASS A: FIDAX   CLASS B: FIDBX
--------------------------------------------------------------------------------
GOAL AND STRATEGY

[Clip art] The fund seeks capital appreciation. To pursue this goal, the fund invests in U.S. and foreign financial services companies. These include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms and insurance companies.

Under normal circumstances, the fund invests at least 65% of assets in these companies.

PORTFOLIO SECURITIES

[Clip art] The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and debt securities.

The fund may invest up to 5% of net assets in junk bonds.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities and may engage in other investment practices.

RISK FACTORS

[Clip art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[Clip art] James K. Schmidt, CFA, and Thomas Finucane lead the fund's portfolio management team. Mr. Schmidt has been in the investment business since 1974. He joined the adviser in 1985 and is an executive vice president. Mr. Finucane has been in the investment business since joining the adviser in 1990. He is a second vice president.

INVESTOR EXPENSES

[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. No Class B shares were issued or outstanding during the past year. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)              5.00%       none
Maximum sales charge imposed on
reinvested dividends                             none        none
Maximum deferred sales charge                    none(1)     5.00%
Redemption fee(2)                                none        none
Exchange fee                                     none        none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                   0.00%       0.00%
12b-1 fee(3)                                     0.30%       1.00%
Other expenses                                   0.90%       0.90%
Total fund operating expenses                    1.20%       1.90%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                     Year 1      Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares                   $62         $86        $113        $188
Class B shares
 Assuming redemption
 at end of period                $69         $90        $123        $204
 Assuming no redemption          $19         $60        $103        $204

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's agreement to limit expenses (except for 12b-1 and other class-specific expenses). Without this limitation, management fees would be 0.80% for each class, other expenses would be 5.97% for each class and total fund operating expenses would be 7.07% for Class A and 7.77% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10 FINANCIAL INDUSTRIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below was represented as a bar graph in the printed material.]

Volatility, as indicated by Class A
year-by-year total investment return (%)
(scale varies from fund to fund)                      10/96(1)
                                                      29.76(4)

--------------------------------------------------------------------------------------
Class A - period ended:                                                       10/96(1)
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                          $8.50
Net investment income (loss)                                                   0.02(2)
Net realized and unrealized gain (loss) on investments                         2.51
Total from investment operations                                               2.53
Less distributions:
Dividends from net investment income                                             --
Distributions from net realized gain on investments sold                         --
Total distributions                                                              --
Net asset value, end of period                                               $11.03
Total investment return at net asset value(3) (%)                             29.76(4)
Total adjusted investment return at net asset value(3,5) (%)                  26.04(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    895
Ratio of expenses to average net assets (%)                                    1.20(6)
Ratio of adjusted expenses to average net assets(5) (%)                        7.07(6)
Ratio of net investment income (loss) to average net assets (%)                0.37(6)
Ratio of adjusted net investment income (loss) to average net assets(5) (%)   (5.50)(6)
Portfolio turnover rate (%)                                                      31
Average brokerage commission rate(7) ($)                                     0.0649

--------------------------------------------------------------------------------------
 Class B - period ended:                                                       10/96
--------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                            --
 Net investment income (loss)                                                    --
 Net realized and unrealized gain (loss) on investments                          --
 Total from investment operations                                                --
 Less distributions:
  Dividends from net investment income                                           --
  Distributions from net realized gain on investments sold                       --
  Total distributions                                                            --
 Net asset value, end of period                                                  --
 Total investment return at net asset value(3) (%)                               --
 Total adjusted investment return at net asset value(3,5) (%)                    --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                    --
 Ratio of expenses to average net assets (%)                                     --
 Ratio of adjusted expenses to average net assets(5) (%)                         --
 Ratio of net investment income (loss) to average net assets (%)                 --
 Ratio of adjusted net investment income (loss) to average net assets(5) (%)     --
 Portfolio turnover rate (%)                                                     --
 Average brokerage commission rate(7) ($)                                        --

(1) Class A shares commenced operations on March 14, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Unreimbursed, without fee reduction.
(6) Annualized.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                    FINANCIAL INDUSTRIES FUND 11

Growth Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III  TICKER SYMBOL CLASS A: JHNGX
--------------------------------------------------------------------------------
CLASS B: JHGBX
--------------

Goal and strategy

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in stocks that are diversified with regard to industries and issuers. The fund favors stocks of companies whose operating earnings and revenues have grown more than twice as fast as the gross domestic product over the past five years, although not all stocks in the fund's portfolio will meet this criterion.

Portfolio securities

[Clip art] The portfolio invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may invest up to 35% of net assets in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

Risk factors

[Clip art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 30.

Portfolio management

[Clip art] Anurag Pandit, CFA, is leader of the fund's portfolio management team. A second vice president of the adviser, Mr. Pandit has been a member of the management team since joining John Hancock Funds in April 1996. He assumed leadership of the team on January 1, 1997. Mr. Pandit has been in the investment business since 1984.

Investor expenses

[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                     Class A      Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                  5.00%        none
Maximum sales charge imposed on
reinvested dividends                                 none         none
Maximum deferred sales charge                        none(1)      5.00%
Redemption fee(2)                                    none         none
Exchange fee                                         none         none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                       0.79%        0.79%
12b-1 fee(3)                                         0.30%        1.00%
Other expenses                                       0.39%        0.39%
Total fund operating expenses                        1.48%        2.18%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                  Year 1      Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
 Class A shares                $64         $94        $127        $218
 Class B shares
  Assuming redemption
  at end of period             $72         $98        $137        $234
  Assuming no redemption       $22         $68        $117        $234

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12 GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

[The table below was represented as a bar graph in the printed material.]

12/86  12/87  12/88  12/89  12/90  12/91  12/92  12/93  12/94  12/95  10/96(1)
13.83  6.03   11.23  30.96  (8.34) 41.68  6.06   13.03  (7.50) 27.17  19.32(4)

----------------------------------------------------------------------------------------------------------
Class A - period ended:                                   12/86     12/87      12/88      12/89      12/90
----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $ 14.50   $ 14.03   $  12.34   $  13.33   $  15.18
Net investment income (loss)                               0.11      0.22       0.23       0.28       0.16
Net realized and unrealized gain (loss) on investments     1.79      0.64       1.16       3.81      (1.47)
Total from investment operations                           1.90      0.86       1.39       4.09      (1.31)
Less distributions:
  Dividends from net investment income                    (0.17)    (0.28)     (0.23)     (0.29)     (0.16)
  Distributions from net realized gain on
   investments sold                                       (2.20)    (2.27)     (0.17)     (1.95)     (0.78)
  Total distributions                                     (2.37)    (2.55)     (0.40)     (2.24)     (0.94)
Net asset value, end of period                          $ 14.03   $ 12.34   $  13.33   $  15.18   $  12.93
Total investment return at net asset value(3) (%)         13.83      6.03      11.23      30.96      (8.34)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             87,468    86,426    101,497    105,014    102,416
Ratio of expenses to average net assets (%)                1.03      1.00       1.06       0.96       1.46
Ratio of net investment income (loss) to average
net assets (%)                                             0.77      1.41       1.76       1.73       1.12
Portfolio turnover rate (%)                                  62        68         47         61        102
Average brokerage commission rate(7) ($)                    N/A       N/A        N/A        N/A        N/A

-----------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                    12/91      12/92      12/93      12/94        12/95       10/96(1)
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $  12.93   $  17.48   $  17.32   $  17.40     $  15.89      $   19.51
Net investment income (loss)                                0.04      (0.06)     (0.11)     (0.10)       (0.09)(2)      (0.13)(2)
Net realized and unrealized gain (loss) on investments      5.36       1.10       2.33      (1.21)        4.40           3.90
Total from investment operations                            5.40       1.04       2.22      (1.31)        4.31           3.77
Less distributions:
  Dividends from net investment income                     (0.04)        --         --         --           --             --
  Distributions from net realized gain on
   investments sold                                        (0.81)     (1.20)     (2.14)     (0.20)       (0.69)            --
  Total distributions                                      (0.85)     (1.20)     (2.14)     (0.20)       (0.69)            --
Net asset value, end of period                          $  17.48   $  17.32   $  17.40   $  15.89     $  19.51      $   23.28
Total investment return at net asset value(3) (%)          41.68       6.06      13.03      (7.50)       27.17          19.32(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             145,287    153,057    162,937    146,466      241,700        279,425
Ratio of expenses to average net assets (%)                 1.44       1.60       1.56       1.65         1.48           1.48(5)
Ratio of net investment income (loss) to average
 net assets (%)                                             0.27      (0.36)     (0.67)     (0.64)       (0.46)         (0.73)(5)
Portfolio turnover rate (%)                                   82         71        68          52           68(6)          59
Average brokerage commission rate(7) ($)                     N/A        N/A        N/A        N/A          N/A         0.0695

-----------------------------------------------------------------------------------------
Class B - period ended:                                   12/94(8)    12/95      10/96(1)
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $17.16      $15.83     $19.25
Net investment income (loss)                              (0.20)(2)   (0.26)(2)  (0.26)(2)
Net realized and unrealized gain (loss) on investments    (0.93)       4.37       3.84
Total from investment operations                          (1.13)       4.11       3.58
Less distributions:
  Distributions from net realized gain on
  investments sold                                        (0.20)      (0.69)        --
Net asset value, end of period                           $15.83      $19.25     $22.83
Total investment return at net asset value(3) (%)         (6.56)(4)   26.01      18.60(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)              3,807      15,913     25,474
Ratio of expenses to average net assets (%)                2.38(8)     2.31       2.18(8)
Ratio of net investment income (loss) to
average net assets (%)                                    (1.25)(8)   (1.39)     (1.42)(8)
Portfolio turnover rate (%)                                  52          68(6)      59
Average brokerage commission rate(7) ($)                    N/A         N/A     0.0695

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Excludes merger activity.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(8) Class B shares commenced operations on January 3, 1994.


                                                                  GROWTH FUND 13

Regional Bank Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II
                                   TICKER SYMBOL  CLASS A: FRBAX CLASS B: FRBFX
--------------------------------------------------------------------------------
GOAL AND STRATEGY

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in regional banks and lending institutions, including:
o commercial and industrial banks
o savings and loan associations
o bank holding companies

These financial institutions provide full-service banking, have primarily domestic assets and are typically based outside of New York City and Chicago. They may or may not be members of the Federal Reserve, and their deposits may or may not be FDIC-insured.

Under normal circumstances, the fund invests at least 65% of assets in these companies; it may invest up to 35% of assets in other financial services companies, including lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of non-financial services companies and up to 5% in junk bonds issued by banks. Because regional banks typically pay regular dividends, moderate income is an investment goal.

PORTFOLIO SECURITIES

[Clip art] The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities, as well as foreign stocks.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single industry, its performance is largely dependent on the industry's performance, which may differ in direction and degree from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of bank stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[Clip art] James K. Schmidt, CFA, joined John Hancock in 1985 and has served as the fund's portfolio manager since its inception that year. An executive vice president of the adviser, he has been in the investment business since 1974.

The fund is temporarily closed to new investments except for existing accounts (see the statement of additional information).

INVESTOR EXPENSES

[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                    Class A        Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 5.00%          none
Maximum sales charge imposed on
reinvested dividends                                none           none
Maximum deferred sales charge                       none(1)        5.00%
Redemption fee(2)                                   none           none
Exchange fee                                        none           none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                      0.76%          0.76%
12b-1 fee(3)                                        0.30%          1.00%
Other expenses                                      0.32%          0.32%
Total fund operating expenses                       1.38%          2.08%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                    Year 1      Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
 Class A shares                  $63         $92        $122       $207
 Class B shares
 Assuming redemption
 at end of period                $71         $95        $132       $223
 Assuming no redemption          $21         $65        $112       $223

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


                                                           14 REGIONAL BANK FUND

FINANCIAL HIGHLIGHTS

[Clip art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

[The table below was represented as a bar graph in the printed material.]

3/87(7)  10/87(8)    10/88   10/89  10/90    10/91  10/92(1)  10/93  10/94  10/95  10/96
17.44    (17.36)(4)  36.89   20.46  (32.29)  75.35  37.20     36.71  5.69   30.11  27.89

------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                      10/92(1)    10/93        10/94         10/95        10/96
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $ 13.47     $ 17.47     $  21.62      $  21.52     $  27.14
Net investment income (loss)                                  0.21        0.26(2)      0.39(2)       0.52(2)      0.63(2)
Net realized and unrealized gain (loss) on investments        3.98        5.84         0.91          5.92         7.04
Total from investment operations                              4.19        6.10         1.30          6.44         7.67
Less distributions:
  Dividends from net investment income                       (0.19)      (0.26)       (0.34)        (0.48)       (0.60)
  Distributions from net realized gain on
  investments sold                                              --       (1.69)       (1.06)        (0.34)       (0.22)
  Total distributions                                        (0.19)      (1.95)       (1.40)        (0.82)       (0.82)
Net asset value, end of period                             $ 17.47     $ 21.62     $  21.52      $  27.14     $  33.99
Total investment return at net asset value(3) (%)            31.26(4)    37.45         6.44         31.00        28.78
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                31,306      94,158      216,978       486,631      860,843
Ratio of expenses to average net assets (%)                   1.41(5)     1.35         1.34          1.39         1.36
Ratio of net investment income to average net assets (%)      1.64(5)     1.29         1.78          2.23         2.13
Portfolio turnover rate (%)                                     53          35           13            14            8
Average brokerage commission rate(6) ($)                       N/A         N/A          N/A           N/A       0.0694

----------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                    3/87(7)    10/87(8)     10/88     10/89     10/90     10/91
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                   $  12.51   $   12.68      $ 10.02   $ 11.89   $ 13.00   $  8.13
Net investment income (loss)                               0.20        0.05         0.16      0.20      0.30      0.29
Net realized and unrealized gain (loss) on investment      1.74       (2.17)        3.12      2.02     (4.19)     5.68
Total from investment operations                           1.94       (2.12)        3.28      2.22     (3.89)     5.97
Less distributions:
  Dividends from net investment income                    (0.26)      (0.04)       (0.15)    (0.16)    (0.19)    (0.34)
  Distributions from net realized gain on
  investments sold                                        (1.51)      (0.50)       (1.26)    (0.95)    (0.76)       --
  Distributions from capital paid-in                         --          --           --        --     (0.03)       --
  Total distributions                                     (1.77)      (0.54)       (1.41)    (1.11)    (0.98)    (0.34)
Net asset value, end of period                         $  12.68   $   10.02      $ 11.89   $ 13.00   $  8.13   $ 13.76
Total investment return at net asset value(3) (%)         17.44      (17.36)(4)    36.89     20.46    (32.29)    75.35
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             54,626      38,721       50,965    81,167    38,992    52,098
Ratio of expenses to average net assets (%)                1.48        2.47(5)      2.17      1.99      1.99      2.04
Ratio of net investment income (loss) to average
net assets (%)                                             1.62        0.73(5)      1.50      1.67      2.51      2.65
Portfolio turnover rate (%)                                  89          58(5)        87        85        56        75
Average brokerage commission rate(6) ($)                    N/A         N/A          N/A       N/A       N/A       N/A

--------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                  10/92      10/93       10/94          10/95         10/96
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                   $ 13.76   $  17.44    $  21.56     $    21.43    $    27.02
Net investment income (loss)                              0.18       0.15(2)     0.23(2)        0.36(2)       0.42(2)
Net realized and unrealized gain (loss) on investment     4.56       5.83        0.91           5.89          7.01
Total from investment operations                          4.74       5.98        1.14           6.25          7.43
Less distributions:
 Dividends from net investment income                    (0.28)     (0.17)      (0.21)         (0.32)        (0.40)
 Distributions from net realized gain on
 investments sold                                        (0.78)     (1.69)      (1.06)         (0.34)        (0.22)
 Distributions from capital paid-in                         --         --          --             --            --
 Total distributions                                     (1.06)     (1.86)      (1.27)         (0.66)        (0.62)
Net asset value, end of period                         $ 17.44   $  21.56    $  21.43     $    27.02    $    33.83
Total investment return at net asset value(3) (%)        37.20      36.71        5.69          30.11         27.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            56,016    171,808     522,207      1,236,447     2,408,514
Ratio of expenses to average net assets (%)               1.96       1.88        2.06           2.09          2.07
Ratio of net investment income (loss) to average
net assets (%)                                            1.21       0.76        1.07           1.53          1.42
Portfolio turnover rate (%)                                 53         35          13             14             8
Average brokerage commission rate(6) ($)                   N/A        N/A         N/A            N/A        0.0694

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Year ended March 31, 1987.
(8) For the period April 1, 1987 to October 31, 1987.


                                                           REGIONAL BANK FUND 15

Special Equities Fund

REGISTRANT NAME: JOHN HANCOCK SPECIAL EQUITIES FUND
                                TICKER SYMBOL    CLASS A: JHNSX   CLASS B: SPQBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in small-capitalization companies and companies in situations offering unusual or non-recurring opportunities. Under normal circumstances, the fund invests at least 65% of assets in a diversified portfolio of these companies. The fund looks for companies that dominate an emerging industry or hold a growing market share in a fragmented industry, and that have demonstrated annual earnings and revenue growth of at least 25%, self-financing capabilities and strong management. The fund does not invest for income.

PORTFOLIO SECURITIES

[Clipart] The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of small-capitalization and special-situation companies carry higher risks than stocks of larger companies. This is because these companies:
o  may lack proven track records
o  may be dependent on a small number of products or services
o  may be undercapitalized
o  may have highly priced stocks that are sensitive to adverse news

In addition, stocks of these companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 30.

MANAGEMENT/SUBADVISER

[Clipart] Michael P. DiCarlo is responsible for the fund's day-to-day investment management. He has served as the fund's portfolio manager since January 1988, and has been in the investment business since 1984. He is currently one of three principals in DFS Advisors, LLC, which was founded in 1996 and serves as subadviser to the fund.

This fund will be closed to new investors at the end of the day its total assets reach $2.5 billion. Further investments will be limited to existing accounts.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses           Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)        5.00%     none
 Maximum sales charge imposed on
 reinvested dividends                       none      none
 Maximum deferred sales charge              none(1)   5.00%
 Redemption fee(2)                          none      none
 Exchange fee                               none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee(3)                         0.81%     0.81%
 12b-1 fee(4)                              0.30%     1.00%
 Other expenses                            0.31%     0.35%
 Total fund operating expenses             1.42%     2.16%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                 Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares               $64     $93      $124     $212
 Class B shares
   Assuming redemption
   at end of period           $72     $98      $136     $231
   Assuming no redemption     $22     $68      $116     $231

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee equal to 0.25% of the fund`s net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


16 SPECIAL EQUITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

   [The table below was represented as a bar graph in the printed material.]

(28.68) 13.72   31.82  (21.89)  95.37   20.25   47.83  (0.12)   37.49    12.96
10/87   10/88   10/89   10/90   10/91   10/92   10/93   10/94   10/95    10/96

-----------------------------------------------------------------------------------------------------------
 Class A - period ended:                               10/87       10/88       10/89      10/90      10/91
-----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                 $  6.08     $  4.30     $  4.89     $ 6.38    $  4.97
Net investment income (loss)                           (0.03)       0.04        0.01      (0.12)     (0.10)
Net realized and unrealized gain (loss) on
  investments                                          (1.26)       0.55        1.53      (1.27)      4.84
Total from investment operations                       (1.29)       0.59        1.54      (1.39)      4.74
Less distributions:
  Dividends from net investment income                   --           --       (0.05)     (0.02)        --
  Distributions from net realized gain on
  investments sold                                     (0.45)         --          --         --         --
  Distributions from capital paid-in                   (0.04)         --          --         --         --
  Total distributions                                  (0.49)         --      (0.05)      (0.02)        --
Net asset value, end of period                       $  4.30     $  4.89     $  6.38     $ 4.97    $  9.71
Total investment return at net asset
  value (2)(%)                                        (28.68)      13.72       31.82     (21.89)     95.37
Total adjusted investment return at net
  asset value(2,3)                                    (29.41)      12.28       30.75     (21.22)     95.33
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)          10,637      11,714      12,285      8,166     19,713
Ratio of expenses to average net assets (%)             1.50        1.50        1.50       2.63       2.75
Ratio of adjusted expenses to average
  net assets(4)(%)                                      2.23        2.94        2.57       2.95       2.79
Ratio of net investment income (loss) to
  average net assets(%)                                (0.57)       0.82        0.47      (1.58)     (2.12)
Ratio of adjusted net investment income
  (loss) to average net assets(4) (%)                  (1.30)      (0.62)      (0.60)     (1.90)     (2.16)
Portfolio turnover rate (%)                               93          91         115        113        163
Fee reduction per share ($)                             0.04        0.07        0.03       0.02      0.002
Average brokerage commission rate(5) ($)                 N/A         N/A         N/A        N/A        N/A

-----------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                    10/92        10/93         10/94        10/95        10/96
-----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $  9.71     $  10.99     $   16.13     $  16.11     $  22.15
Net investment income (loss)                               (0.19)(1)    (0.20)(1)     (0.21)(1)    (0.18)(1)    (0.22)
Net realized and unrealized gain (loss) on
  investments                                               2.14         5.43          0.19         6.22         3.06
Total from investment operations                            1.95         5.23         (0.02)        6.04         2.84
Less distributions:
  Dividends from net investment income                        --           --            --           --           --
  Distributions from net realized gain on
  investments sold                                         (0.67)       (0.09)           --           --        (0.46)
  Distributions from capital paid-in                          --           --            --           --           --
  Total distributions                                      (0.67)       (0.09)           --           --        (0.46)
Net asset value, end of period                           $ 10.99     $  16.13     $   16.11     $  22.15     $  24.53
Total investment return at net asset
  value (2)(%)                                             20.25        47.83        (0.12)        37.49        12.96
Total adjusted investment return at net
  asset value(2,3)                                            --           --            --           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($) 10,637       44,665      296,793       310,625      555,655      972,312
Ratio of expenses to average net assets (%)                 2.24         1.84          1.62         1.48         1.42
Ratio of adjusted expenses to average
  net assets(4)(%)                                            --           --            --           --           --
Ratio of net investment income (loss) to
  average net assets(%)                                    (1.91)       (1.49)        (1.40)       (0.97)       (0.89)
Ratio of adjusted net investment income
  (loss) to average net assets(4) (%)                         --           --            --           --           --
Portfolio turnover rate (%)                                  114           33            66           82           59
Fee reduction per share ($)                                   --           --            --           --           --
Average brokerage commission rate(5) ($)                     N/A          N/A           N/A          N/A       0.0677

------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                   10/93(6)     10/94        10/95        10/96
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $12.30       $16.08       $15.97       $21.81
Net investment income (loss)                                              (0.18)(1)    (0.30)(1)    (0.31)(1)    (0.40)(1)
Net realized and unrealized gain (loss) on investments                     3.96         0.19         6.15         3.01
Total from investment operations                                           3.78        (0.11)        5.84         2.61
Less distributions:
  Distributions from net realized gain on investments sold                  --            --           --        (0.46)
Net asset value, end of period                                           $16.08       $15.97       $21.81       $23.96
Total investment return at net asset value(2) (%)                         30.73(7)     (0.68)       36.57        12.09
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            158,281      191,979      454,934      956,374
Ratio of expenses to average net assets (%)                                2.34(8)      2.25         2.20         2.16
Ratio of net investment income (loss) to average net assets (%)           (2.03)(8)    (2.02)       (1.69)       (1.65)
Portfolio turnover rate (%)                                                  33           66           82           59
Average brokerage commission rate(5) ($)                                    N/A          N/A          N/A       0.0677

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4) Unreimbursed, without fee reduction.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6) Class B shares commenced operations on March 1, 1993.
(7) Not annualized.
(8) Annualized.


                                                        SPECIAL EQUITIES FUND 17

Special Opportunities Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III
                                TICKER SYMBOL    CLASS A: SPOAX   CLASS B: SPOBX
-------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in those economic sectors that appear to have a higher than average earning potential.

Under normal circumstances, at least 75% of the fund's equity securities is invested within five or fewer sectors (e.g., financial services, energy, technology). At times, the fund may focus on a single sector. The fund first determines the inclusion and weighting of sectors, using macroeconomic as well as other factors, then selects portfolio securities by seeking the most attractive companies. The fund may add or drop sectors. Because the fund may invest more than 5% of assets in a single issuer, it is classified as a non-diversified fund.

PORTFOLIO SECURITIES

[Clipart] The fund invests primarily in common stocks of U.S. and foreign companies of any size. It may also invest in warrants, preferred stocks, convertible debt securities, U.S. Government securities and corporate bonds rated at least BBB/Baa, or equivalent, and may invest in certain higher-risk securities. The fund also may make short sales of securities and may engage in other investment practices.

For liquidity and flexibility, the fund may place assets in cash or invest in investment-grade short-term securities.

RISK FACTORS

[Clipart] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. By focusing on a relatively small number of sectors or issuers, the fund runs the risk that any factor influencing those sectors or issuers will have a major effect on performance. The fund may invest in companies with smaller market capitalizations, which represent higher near-term risks than larger capitalization companies. These factors make the fund likely to experience higher volatility than most other types of growth funds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[Clipart] Robert G. Freedman, Benjamin A. Hock, Jr., CFA and James
M. Boyd lead the portfolio management team. Mr. Freedman is vice chairman and chief investment officer of the adviser. He joined the adviser in 1984 and has been in the investment business since 1968. Mr. Hock, a senior vice president, joined the adviser in 1994 and has been in the investment business since 1974. Mr. Boyd, an assistant portfolio manager, has been with John Hancock Funds since 1992.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses           Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)        5.00%     none
 Maximum sales charge imposed on
 reinvested dividends                       none      none
 Maximum deferred sales charge              none(1)   5.00%
 Redemption fee(2)                          none      none
 Exchange fee                               none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                             0.80%     0.80%
 12b-1 fee(3)                               0.30%     1.00%
 Other expenses                             0.50%     0.50%
 Total fund operating expenses              1.60%     2.30%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                 $65      $98     $133     $231
 Class B shares
   Assuming redemption
   at end of period             $73     $102     $143     $246
   Assuming no redemption       $23     $72      $123     $246

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


18 SPECIAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

   [The table below was represented as a bar graph in the printed material.]

(6.71)    17.53   36.15
10/94(1)  10/95   10/96


----------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                   10/94(1)        10/95         10/96
----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $    8.50       $    7.93     $    9.32
Net investment income (loss)(2)                                           (0.03)          (0.07)        (0.11)
Net realized and unrealized gain (loss) on investments                    (0.54)           1.46          3.34
Total from investment operations                                          (0.57)           1.39          3.23
Less distributions:
  Distributions from net realized gain on investments sold                   --              --         (1.63)
Net asset value, end of period                                        $    7.93       $    9.32     $   10.92
Total investment return at net asset value(3) (%)                         (6.71)          17.53         36.15
Total adjusted investment return at net asset value(3,4) (%)              (6.83)             --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             92,325         101,562       156,578
Ratio of expenses to average net assets (%)                                1.50            1.59          1.59
Ratio of adjusted expenses to average net assets(5) (%)                    1.62              --            --
Ratio of net investment income (loss) to average net assets (%)           (0.41)          (0.87)        (1.00)
Ratio of adjusted net investment (loss) to average net assets(5) (%)      (0.53)             --            --
Portfolio turnover rate (%)                                                  57             155           240
Fee reduction per share ($)                                                0.01(2)           --            --
Average brokerage commission rate(6) ($)                                    N/A             N/A        0.0600

----------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                  10/94(1)        10/95         10/96
----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $   8.50        $   7.87     $    9.19
Net investment income (loss)(2)                                          (0.09)          (0.13)        (0.18)
Net realized and unrealized gain (loss) on investments                   (0.54)           1.45          3.29
Total from investment operations                                         (0.63)           1.32          3.11
Less distributions:
  Distributions from net realized gain on investments sold                  --              --         (1.63)
Net asset value, end of period                                        $   7.87        $   9.19     $   10.67
Total investment return at net asset value(3) (%)                        (7.41)(4)       16.7          35.34
Total adjusted investment return at net asset value(3,4) (%)             (7.53)             --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           131,983         137,363       238,901
Ratio of expenses to average net assets (%)                               2.22            2.30          2.29
Ratio of adjusted expenses to average net assets(5) (%)                   2.34              --            --
Ratio of net investment income (loss) to average net assets (%)          (1.13)          (1.55)        (1.70)
Ratio of adjusted net investment (loss) to average net assets(5) (%)     (1.25)             --            --
Portfolio turnover rate (%)                                                 57             155           240
Fee reduction per share ($)                                               0.01(2)           --            --
Average brokerage commission rate(6) ($)                                   N/A             N/A        0.0600

(1)  Class A and B shares commenced operations on November 1, 1993.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)  Unreimbursed, without fee reduction.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                   SPECIAL OPPORTUNITIES FUND 19

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock growth funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
Class A                                   Class B
--------------------------------------------------------------------------------

o   Front-end sales charges, as           o   No front-end sales charge; all
    described below. There are several        your money goes to work for you
    ways to reduce these charges, also        right away.
    described below.
                                          o   Higher annual expenses than Class
o   Lower annual expenses than Class B        A shares.
    shares.
                                          o   A deferred sales charge on shares
                                              you sell within six years of
                                              purchase, as described below.

                                          o   Automatic conversion to Class A
                                              shares after eight years, thus
                                              reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

Special Equities Fund offers Class C shares, which have their own expense structure and are available to financial institutions only. Call Signature Services for more information (see the back cover of this prospectus).

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

-------------------------------------------------------------------------------
Class A sales charges
-------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment

Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
Your investment                CDSC on shares being sold

First $1M - $4,999,999         1.00%
Next $1 - $5M above that       0.50%
Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold

1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6 years                   None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


20  YOUR ACCOUNT

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options to an existing account.

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and individual investors may terminate their account at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:

o to make payments through certain systematic withdrawal plans
o to make certain distributions from a retirement plan
o because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o  government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
o  selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets to a John Hancock fund from an employee benefit plan that has John Hancock funds
o  members of an approved affinity group financial services program
o certain insurance company contract holders (one-year CDSC usually applies) o participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o  non-retirement account: $1,000
   o  retirement account: $250
   o  group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock Funds: $500

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
 Buying shares
--------------------------------------------------------------------------------
          Opening an account                 Adding to an account

By check

[Clipart] o Make out a check for the         o Make out a check for the
            investment amount, payable         investment amount payable to
            to "John Hancock Signature         "John Hancock Signature
            Services, Inc."                    Services, Inc."

          o Deliver the check and your       o Fill out the detachable
            completed application to your      investment slip from an
            financial representative, or       account statement. If no slip
            mail them to Signature             is available, include a note
            Services (address on next          specifying the fund name, your
            page).                             share class, your account
                                               number and the name(s) in
                                               which the account is
                                               registered.

                                             o Deliver the check and your
                                               investment slip or note to
                                               your financial representative,
                                               or mail them to Signature
                                               Services (address on next page.

By exchange

[Clipart] o Call your financial              o Call your financial
            representative or Signature        representative or Signature
            Services to request an             Services to request an
            exchange.                          exchange.

By wire

[Clipart] o Deliver your completed           o Instruct your bank to wire
            application to your financial      the amount of your
            representative, or mail it to      investment to:
            Signature Services.                First Signature Bank & Trust
                                               Account # 900000260
          o Obtain your account number by      Routing # 211475000
            calling your financial             Specify the fund name, your
            representative or Signature        share class, your account
            Services.                          number and the name(s) in
                                               which the account is
          o Instruct your bank to              registered. Your bank may
            wire the amount of your            charge a fee to wire funds.
            investment to:

            First Signature Bank & Trust
            Account # 900000260
            Routing # 211475000
            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By phone

[Clipart] See "By wire" and "By exchange."   o Verify that your bank or
                                               credit union is a member of
                                               the Automated Clearing House
                                               (ACH) system.

                                             o Complete the
                                               "Invest-By-Phone" and "Bank
                                               Information" sections on
                                               your account application.

                                             o Call Signature Services to
                                               verify that these features
                                               are in place on your
                                               account.

                                             o Tell the Signature Services
                                               representative the fund
                                               name, your share class, your
                                               account number, the name(s)
                                               in which the account is
                                               registered and the amount of
                                               your investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


22  YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
          Designed for                    To sell some or all of your shares

By letter

[Clipart] o Accounts of any type.         o Write a letter of instruction or
                                            complete a stock power indicating
          o Sales of any amount.            the fund name, your share class,
                                            your account number, the name(s)
                                            in which the account is registered
                                            and the dollar value or number of
                                            shares you wish to sell.

                                          o Include all signatures and any
                                            additional documents that may be
                                            required (see next page).

                                          o Mail the materials to Signature
                                            Services.

                                          o A check will be mailed to the
                                            name(s) and address in which the
                                            account is registered, or
                                            otherwise according to your letter
                                            of instruction.

By phone

[Clipart] o Most accounts.

          o Sales of up to $100,000.      o For automated service 24 hours a
                                            day using your touch-tone phone,
                                            call the EASI-Line at
                                            1-800-338-8080.

                                          o To place your order with a
                                            representative at John Hancock
                                            Funds, call Signature Services
                                            between 8 A.M. and 4 P.M. Eastern
                                            Time on most business days.

By wire or electronic funds transfer (EFT)

[Clipart] o Requests by letter to sell    o Fill out the "Telephone
            any amount (accounts of any     Redemption" section of your
            type).                          new account application.

          o Requests by phone to sell up  o To verify that the telephone
            to $100,000 (accounts with      redemption privilege is in
            telephone redemption            place on an account, or to
            privileges).                    request the forms to add it
                                            to an existing account, call
                                            Signature Services.

                                          o Amounts of $1,000 or more
                                            will be wired on the next
                                            business day. A $4 fee will
                                            be deducted from your
                                            account.

                                          o Amounts of less than $1,000
                                            may be sent by EFT or by
                                            check. Funds from EFT
                                            transactions are generally
                                            available by the second
                                            business day. Your bank may
                                            charge a fee for this
                                            service.

By exchange

[Clipart] o Accounts of any type.         o Obtain a current prospectus
                                            for the fund into which you
          o Sales of any amount.            are exchanging by calling
                                            your financial
                                            representative or Signature
                                            Services.

                                          o Call your financial
                                            representative or Signature
                                            Services to request an
                                            exchange.

------------------------------------------
Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

Phone
1-800-225-5291

Or contact your financial representative
for instructions and assistance.
------------------------------------------

                            To sell shares through a systematic withdrawal plan,
                                             see "Additional investor services."


                                                                 YOUR ACCOUNT 23

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

o a broker or securities dealer

o a federal savings, cooperative or other type of bank

o a savings and loan or other thrift institution

o a credit union

o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------

Owners of individual, joint, sole       o Letter of instruction.
proprietorship, UGMA/UTMA (custodial
accounts for minors) or general         o On the letter, the signatures and
partner accounts.                         titles of all persons authorized
                                          to sign for the account, exactly
                                          as the account is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate or association      o Letter of instruction.
accounts.
                                        o Corporate resolution, certified
                                          within the past two years.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the
                                          account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust             o Letter of instruction.
accounts.
                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within
                                          the past six months.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.

                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.


24  YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o after any changes of name or address of the registered owner(s)
o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Most of the funds do not typically pay income dividends, with the exception of Disciplined Growth Fund and Regional Bank Fund, which typically pay income dividends semi-annually and quarterly, respectively.


                                                                 YOUR ACCOUNT 25

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SIMPLE plans, SEPs, 401(k) plans, 403(b) plans (including
TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


26  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock growth fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock growth funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

       [Diagram outlining the business structure of John Hancock Funds.]

                                 SHAREHOLDERS

                          FINANCIAL SERVICES FIRMS AND
 DISTRIBUTION AND            THEIR REPRESENTATIVES
SHAREHOLDER SERVICES
                        Advise current and prospective
                           shareholders on their fund
                        investments, often in the context
                          of an overall financial plan.

     PRINCIPAL DISTRIBUTOR                        TRANSFER AGENT

   John Hancock Funds, Inc.                John Hancock Signature Services, Inc.
    101 Huntington Avenue                     1 John Hancock Way, Suite 1000
    Boston, MA 02199-7603                          Boston, MA 02217-1000

Markets the funds and distributes              Handles shareholder services,
 shares through selling brokers,               including record-keeping and
  financial planners and other             statements, distribution of dividends
   financial representatives.                 and processing of buy and sell
                                                        requests.

       SUBADVISER               INVESTMENT ADVISER                             CUSTODIAN

    DFS Advisors LLC         John Hancock Advisers, Inc.             State Street Bank & Trust Co.
     75 State Street            101 Huntington Avenue                      225 Franklin Street                   ASSET
     Boston, MA 02109            Boston, MA 02199-7603                      Boston, MA 02110                  MANAGEMENT

    Provides portfolio      Manages the funds' business and        Holds the funds' assets, settles all
   management services          investment activities.             portfolio trades and collects most of
to Special Equities Fund                                              the valuation data required for
                                                                        calculating each fund's NAV.



                                  TRUSTEES

                      Supervise the funds' activities.

                                                                 FUND DETAILS 27

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals Except for Discovery Fund, Emerging Growth Fund, Financial Industries Fund and Special Opportunities Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

Diversification Except for Special Opportunities Fund, all of the growth funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                           Unreimbursed      As a % of
Fund                       expenses          net assets

Disciplined Growth         $   3,798,216     4.19%
Discovery                  $     886,207     1.01%
Emerging Growth            $  11,288,492     2.59%
Financial Industries                 N/A     N/A
Growth                     $     208,458     0.79%
Regional Bank              $  59,994,035     3.42%
Special Equities           $  19,220,716     2.54%
Special Opportunities      $   7,346,826     4.20%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


28  FUND DETAILS

---------------------------------------------------------------------------------------------------------------------------
Class A investments
---------------------------------------------------------------------------------------------------------------------------
                                                        Maximum
                                  Sales charge          reallowance           First year             Maximum
                                  paid by investors     or commission         service fee            total compensation(1)
                                  (% of offering price) (% of offering price) (% of net investment)  (% of offering price)
Up to $49,999                     5.00%                 4.01%                 0.25%                  4.25%
$50,000 - $99,999                 4.50%                 3.51%                 0.25%                  3.75%
$100,000 - $249,999               3.50%                 2.61%                 0.25%                  2.85%
$250,000 - $499,999               2.50%                 1.86%                 0.25%                  2.10%
$500,000 - $999,999               2.00%                 1.36%                 0.25%                  1.60%

Regular investments of
$1 million or more
First $1M - $4,999,999             --                   0.75%                 0.25%                  1.00%
Next $1 - $5M above that           --                   0.25%                 0.25%                  0.50%
Next $1 or more above that         --                   0.00%                 0.25%                  0.25%

Waiver investments(2)              --                   0.00%                 0.25%                  0.25%

---------------------------------------------------------------------------------------------------------------------------
Class B investments
---------------------------------------------------------------------------------------------------------------------------
                                                        Maximum
                                                        reallowance           First year             Maximum
                                                        or commission         service fee            total compensation
                                                        (% of offering price) (% of net investment)  (% of offering price)
All amounts                                             3.75%                 0.25%                  4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


                                                                 FUND DETAILS 29

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock growth fund will be positive over any period of time -- days, months or years. However, stock funds as a category have historically performed better over the long term than bond or money market funds.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Information risk The risk that key information about a security or market is inaccurate or unavailable.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.
Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


30  FUND DETAILS

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
*  No policy limitation on usage;
   fund may be using currently
o  Permitted, but has not typically been used
-- Not permitted

                                                                                                                           Special
                                                         Disciplined          Emerging  Financial       Regional Special    Oppor-
                                                           Growth   Discovery  Growth  Industries Growth  Bank   Equities  tunities
----------------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements  The borrowing of
money from banks or through reverse repurchase agreements.
Leverage, credit risks.                                           5       5      33.3       33    33.3     5     33.3     33.3

Repurchase agreements  The purchase of a security that
must later be sold back to the seller at the same price
plus interest. Credit risk.                                       *       *         *        *       *     *        *        *

Securities lending  The lending of securities to financial
institutions, which provide cash or government securities
as collateral. Credit risk.                                       5    33.3        30     33.3    33.3    --     33.3     33.3

Short sales The selling of securities which have been
borrowed on the expectation that the market price will drop.
o  Hedged. Hedged leverage, market, correlation, liquidity,
   opportunity risks.                                            --       o         o        o       o    --        o        *
o  Speculative. Speculative leverage, market, liquidity risks.   --       o        --        o       o    --        o        5

Short-term trading  Selling a security soon after purchase.
A portfolio engaging in short-term trading will have higher
turnover and transaction expenses. Market risk.                   *       *         *        *       *     *        *        *

When-issued securities and forward commitments The purchase
or sale of securities for delivery at a future date; market
value may change before delivery.
Market, opportunity, leverage risks.                              *       *         *        *       *     *        *        *

--------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Non-investment-grade securities Securities rated below
BBB/Baa are considered junk bonds. Credit, market,
interest rate, liquidity, valuation, information risks.          --      --        10        5       5     5       --       --

Foreign equities
o  Stocks issued by foreign companies. Market, currency,
   information, natural event, political risks.                  --      25         *        *      15     o        *        *
o  American or European depository receipts, which are
   dollar-denominated securities typically issued by
   American or European banks and are based on ownership
   of securities issued by foreign companies. Market,
   currency, information, natural event, political risks.        10      25         *        *      15     o        *        *
Restricted and illiquid securities  Securities not traded
on the open market. May include illiquid Rule
144A securities. Liquidity, valuation, market risks.             15      15        10       15      15    15       15       15

--------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Financial futures and options; securities and index
options Contracts involving the right or obligation
to deliver or receive assets or money depending on
the performance of one or more assets or an economic index.
o  Futures and related options. Interest rate, currency,
   market, hedged or speculative leverage, correlation,
   liquidity, opportunity risks.                                   o      *         *        o       o    --        o       *
o  Options on securities and indices. Interest rate,
   currency, market, hedged or speculative leverage,
   correlation, liquidity, credit, opportunity risks.              o      o         *        o       o     o        o       *

Currency contracts Contracts involving the right or
obligation to buy or sell a given amount of foreign currency at a specified price and future date.
o  Hedged. Currency, hedged leverage, correlation, liquidity,
   opportunity risks.                                             --     25         *        o       *    --      o       *
o  Speculative. Currency, speculative leverage, liquidity
   risks.                                                         --     --        --        o      --    --      o      --


                                                                 FUND DETAILS 31

For more information
--------------------------------------------------------------------------------
Two documents are available that offer further information on John Hancock growth funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual/semiannual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current annual/semiannual report or SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds

[Logo] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

                                               (C) 1996 John Hancock Funds, Inc.

                                                                      GROPN 8/97

      John Hancock(R)
       Financial Services

JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM


             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
               SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS




                      JOHN HANCOCK DISCIPLINED GROWTH FUND
               101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199
               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 12, 1997
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Disciplined Growth Fund ("Disciplined Growth Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Disciplined Growth Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on November 12, 1997 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated September 22, 1997 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal:


                                            PLEASE SIGN, DATE AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE

                                            Date __________________, 1997

                                             NOTE: Signature(s) should agree
                                             with name(s) printed herein. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             -----------------------------------
                                             Signature(s)

JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM





VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

     (1) To approve an Agreement and Plan of Reorganization between Disciplined Growth Fund and John Hancock Growth Fund. Under this Agreement, Disciplined Growth Fund would transfer all of its assets to Growth Fund in exchange for shares of Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Disciplined Growth Fund. Growth Fund will also assume Disciplined Growth Fund's liabilities.

               ----                         ----                        ----
     FOR      |____|               AGAINST |____|             ABSTAIN  |____|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.